As filed with the Securities and Exchange		Registration No. 333-69431
Commission on March 1, 2007		Registration No. 811-04208

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No. 11		[X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940		[X]
(Check appropriate box or boxes.)

Select*Life Variable Account
(Exact Name of Registrant)

ReliaStar Life Insurance Company
(Name of Depositor)

20 Washington Avenue So.
Minneapolis, MN 55401
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(612) 372-5507
(Depositor’s Telephone Number, including Area Code)

J. Neil McMurdie, Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, TS31, Hartford, CT 06l56
(Name and Address of Agent for Service)

Jeffery R. Berry, Chief Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, Hartford, Connecticut 06156

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on ____________, pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on April 30, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

FLEXDESIGN® VUL

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by

ReliaStar Life Insurance Company and its Select*Life Variable Account

The Policy

· Is issued by ReliaStar Life Insurance Company.

· Is returnable by you during the free look period if you are not satisfied.

Premium Payments

· Are flexible, so the premium amount and frequency may vary.

· Are allocated to the variable account and the fixed account, based on your instructions.

· Are subject to specified fees and charges.

The Policy Value

· Is the sum of your holdings in the fixed account, the variable account and the loan account.

· Has no guaranteed minimum value under the variable account. The value varies with the value of the subaccounts you select.

· Has a minimum guaranteed rate of return for amounts in the fixed account.

· Is subject to specified fees and charges, including possible surrender charges.

Death Benefit Proceeds

· Are paid if your policy is in force when the insured person dies. · Are calculated under your choice of options:

Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;

Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A; or Option 3 - the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.

· Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans, accrued loan interest and unpaid fees and charges.

· Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

· We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policies, page 68, for further information about the amount of compensation we may pay.

Fund Managers

Funds managed by the following

investment managers are available

through the policy:

[List to be updated by amendment.]

· Alliance Capital Management, L.P. · BAMCO, Inc.

· BlackRock Investment Management,

LLC

· Capital Research and Management Company

· Clarion Real Estate Securities L.P. · Columbia Management Advisors, LLC

· Evergreen Investment Management Company, LLC

· Fidelity Management & Research Company

· Ibbotson Associates

· ING Investment Management Co. · J.P. Morgan Investment Management,

Inc.

· Julius Baer Investment Management, LLC

· Legg Mason Capital Management, Inc. · Lord, Abbett & Co., LLC

· Marsico Capital Management, LLC · Massachusetts Financial Services Company · Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

· Neuberger Berman, LLC

· Neuberger Berman Management, Inc. · OppenheimerFunds, Inc.

· Pacific Investment Management Company LLC

· Pioneer Investment Management, Inc.

· T. Rowe Price Associates, Inc. · UBS Global Asset Management (Americas) Inc.

· Wells Capital Management, Inc.

This prospectus describes what you should know before purchasing the FlexDesign® variable universal life insurance policy. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is April 30, 2007.

	TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Termination of Coverage	53
The Policy's Features and Benefits	3	TAX CONSIDERATIONS	55
Factors You Should Consider Before		Tax Status of the Company	55
Purchasing a Policy	6	Tax Status of the Policy	55
Fees and Charges	8	Diversification and Investor Control Requirements	56
THE COMPANY, THE VARIABLE ACCOUNT		Tax Treatment of Policy Death Benefits	56
AND THE FIXED ACCOUNT	13	Distributions Other than Death Benefits	57
ReliaStar Life Insurance Company	13	Other Tax Matters	58
The Investment Options	15	ADDITIONAL INFORMATION	61
DETAILED INFORMATION ABOUT		General Policy Provisions	61
THE POLICY	19	Distribution of the Policies	68
Purchasing a Policy	20	Legal Proceedings	70
Fees and Charges	23	Financial Statements	71
Death Benefits	30	APPENDIX A	A-1
Additional Insurance Benefits	36	APPENDIX B	B-1
Policy Value	43	APPENDIX C	C-1
Special Features and Benefits	46	MORE INFORMATION IS AVAILABLE Back Cover

TERMS TO UNDERSTAND

The following is a list of some of the key defined terms and the page number on which each is defined:

	Page Where		Page Where
Term	Defined	Term	Defined
Age	20	Policy Value	43
Fixed Account	4	Preferred Loans	46
Fixed Account Value	43	Segment or Coverage Segment	30
Loan Account	45	Surrender Value	2
Loan Account Value	40	Valuation Date	44
Monthly Processing Date	25	Variable Account	4
Net Premium	3	Variable Account Value	43
Policy Date	20

“ReliaStar,” “we,” “us,” “our” and the “company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	Customer Service Center P.O. Box 5011 2001 21st Avenue NW Minot, North Dakota 58703 1-877-886-5050 www.ingservicecenter.com

FlexDesign® VUL 2

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy's Features and Benefits

Premium Payments

· You choose when to pay and how much to pay, but you cannot pay additional premiums after age 100 and we may refuse to accept any premium less than $25.

· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.

Payments, See Premium page 21.

· We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.

· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “net premium”) to the variable account or the fixed account according to your instructions.

Free Look Period	· During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
See Free Look Period, page 22.

· The free look period is generally ten days from your receipt of the policy, although certain states may allow more than ten days. The length of the free look period that applies in your state will be stated in your policy.

· During the free look period, your net premium will be allocated to the subaccount that invests in the ING Liquid Assets Portfolio.

· Generally, there are two types of free look refunds:

Some states require a return of all premium we have received; and

Other states require a return of all premium we have received plus any earnings or less any losses attributable to the amount allocated to the money market subaccount.

Temporary Insurance

· If you apply and qualify, we may issue temporary insurance equal to the amount of insurance for which you applied.

· The maximum amount of temporary insurance is $1 million, which includes other in- force coverage you have with us.

See Temporary Insurance, page 23.	· Temporary insurance may not be available in all states.
Death Benefits	· Death benefits are paid if your policy is in force when the insured person dies.
· Until age 100, the amount of the death benefit will depend on which death benefit option
See Death Benefits, page 30.

is in effect when the insured person dies.

· You may choose between one of three death benefit options:

Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A; Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A; or Option 3 - the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.

  After age 100, the base death benefit under all options will be the policy value.
  We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loans, accrued loan interest and unpaid fees and charges.
  The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

FlexDesign® VUL 3

Death Benefit Guarantees

· Generally, your policy will not lapse as long as your policy value minus any surrender charge, loan amount and unpaid fees and charges (the “surrender value”) is enough to cover the periodic fees and charges, when due.

· However, the policy has three death benefit guarantees which provide that the policy will

See Death Benefit Guarantees, page 34.

not lapse even if the surrender value is not enough to pay the periodic fees and charges, when due: The Basic Death Benefit Guarantee is standard on every policy. Your policy will specify the guarantee period. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee; The Supplemental Death Benefit Guarantee is standard on every policy. Under this guarantee your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date, your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 70% of the sum of minimum premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 70% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee; and The Extended Death Benefit Guarantee is an optional benefit that may be selected only when you apply for the policy. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of Extended Death Benefit Guarantee premium payments to the next monthly processing date. There is no charge for this guarantee.

Rider Benefits	· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional Insurance Benefits, page 36.

Optional rider benefits that you must select before they are effective; and Rider benefits that automatically come with your policy.

· In many cases, we deduct an additional monthly charge for these benefits. · Not all riders may be available under your policy.

Investment Options

· You may allocate your net premiums to the subaccounts of the Select*Life Variable Account (the “variable account”) and our fixed account.

· The variable account is one of our separate accounts and consists of subaccounts that

See The Investment	invest in corresponding funds. When you allocate premiums to a subaccount, we invest any net premiums in shares of the corresponding fund.
Options, page 15.

· Your variable account value will vary with the investment performance of the funds underlying the subaccounts and the charges we deduct from your variable account value. · The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account. · We credit interest of at least 3.00% per year on amounts allocated to the fixed account. · We may, in our sole discretion, credit interest in excess of 3.00%.

Transfers	· You currently may make an unlimited number of transfers between the subaccounts and to the fixed account each policy year. We reserve the right, however, to limit you to 12
See Transfers, page 40.	transfers each policy year, and transfers are subject to any other limits, conditions and restrictions that we or the funds whose shares are involved may impose.

  There are certain restrictions on transfers from the fixed account.
  We currently do not charge for transfers. We reserve the right, however, to charge up to $25 for each transfer.

FlexDesign® VUL 4

Asset Allocation Programs

· Dollar cost averaging is a systematic program of transferring policy values to selected investment options. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.

See Dollar Cost Averaging, page 48.

· Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.

See Automatic Rebalancing, page 49.

· There is currently no charge to participate in the dollar cost averaging or automatic rebalancing programs, although we reserve the right to assess a charge in the future.

· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

Loans	· You may take loans against your policy's surrender value. We reserve the right to limit borrowing during the first policy year.
See Loans, page 46.

· Generally a loan must be at least $500 and may not exceed 90% of your surrender value. · When you take a loan we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.

· We credit amounts held in the loan account with interest at an annual rate of 3.00%. · We also charge interest on loans. Interest is payable in advance and accrues daily at a current annual rate of 4.76%.

· After the tenth policy year, preferred loans are available. For preferred loans interest is payable in advance at an annual rate currently equal to 2.91% (guaranteed not to exceed 3.38%) on the portion of your loan account that is not in excess of the policy value, minus the total of all premiums paid net of all partial withdrawals.

· Loans reduce your policy's death benefit and may cause your policy to lapse.

· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s surrender value.

Partial Withdrawals	· After the first policy year, you may withdraw part of your policy's surrender value. · We currently allow only one partial withdrawal each policy year. · A partial withdrawal must be at least $500.
See Partial Withdrawals, page 52.

· In policy years two through ten you may not withdraw more than 20% of your surrender value.

· We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal.

· Partial withdrawals reduce your policy's base death benefit and will reduce your policy's value.

· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.

Surrenders	· You may surrender your policy for its surrender value at any time before the death of the insured person.
See Surrender, page 53.

· The surrender value of a policy is equal to the policy value minus any surrender charge, loan amount and unpaid fees and charges.

· Surrender charges apply for ten policy years and for ten years after each increase in your insurance coverage. The initial surrender charge decreases uniformly each month to zero at the end of the tenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the tenth segment year.

· The initial surrender charge rates vary by gender, risk class and age at issue. Surrender charge rates for increases in your insurance coverage vary by gender, risk class and age at the time of the increase.

· The surrender charge is neither assessed upon nor reduced because of a requested decrease in your insurance coverage.

· If the surrender charge exceeds the available policy value minus the loan amount and unpaid fees and charges, there will be no proceeds paid to you on surrender.

FlexDesign® VUL 5

Surrenders (Continued)

· All insurance coverage ends on the date we receive your surrender request.

· If you surrender your policy, it cannot be reinstated.

· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

Reinstatement	· Reinstatement means putting a lapsed policy back in force.
· You may reinstate your policy and riders within five years of its lapse if you did not
See Reinstatement, page 40.

surrender your policy, you still own the policy and the insured person is still insurable. · You will need to pay the required reinstatement premium.

· If either the automatic Supplemental Death Benefit Guarantee or the optional Extended Death Benefit Guarantee lapses, it cannot be reinstated.

· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.

· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur when, together with your agent/representative, you consider an investment in the policy.

Life Insurance Coverage

· The policy is not a short-term investment and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.

· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges	· In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum monthly premiums
See Fees and Charges, page 23.

minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

· A policy's fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the policy.

· We believe the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Lapse	· Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
See Lapse, page 53.

A death benefit guarantee is in effect; or

Your surrender value is enough to pay the periodic fees and charges when due. · If you do not meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.

· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.

Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a Policy, page 20.

· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s) will be subject to fees or penalties upon surrender or cancellation.

· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

FlexDesign® VUL 6

Investment Risk	· You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
See The Variable	· For amounts you allocate to the subaccounts of the variable account:
Account, page 15.	Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
You assume the risk that your values may decline or not perform to your expectations;
Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
Each fund has various investment risks, and some funds are riskier than others;
There is no assurance that any of the funds will achieve its stated investment objective; and
You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding subaccount.
· For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and
You assume the risk that interest rates may decline, although never below the guaranteed minimum interest rate of 3.00%.

Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify
See TAX	as a life insurance contract. We believe it is reasonable to conclude that the policy will
CONSIDERATIONS,	qualify as a life insurance contract.
page 55.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
	Reduction in the amount of your insurance coverage	Partial withdrawals
	Loans	Surrender
	Lapse	Reinstatement
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will cause income taxation to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.

Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· Broker/dealers may be able to choose to receive compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
See Distribution of the	· We generally pay more compensation on premiums paid for base insurance coverage
Policies, page 68.	than we do on premiums paid for coverage under the Term Insurance Rider. Talk to your agent/registered representative the right blend of base coverage and Term Insurance
Rider coverage for you.

Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better match your needs.

  Contact your agent/registered representative if you would like information about these other products.

FlexDesign® VUL 7

Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges The following table describes the fees and charges you will pay at the time you buy the policy, make a partial withdrawal, surrender the policy, transfer your policy value between investment options or make certain other transactions. See Transaction Fees and Charges, page 24. [To be updated by amendment.]

Charge	When Deducted	Amount Deducted

Premium Expense	· Deducted when you make a	· 5.00% of each premium payment.
Charge	premium payment.

Partial	· Deducted when you take a	· $25 - maximum.
Withdrawal Fee	partial withdrawal.	· $10 - current.

Surrender	· Deducted when you surrender	· Maximum rates - $50.50 per $1,000 of insurance
Charge [1]	or lapse your policy during the	coverage.
	first ten policy years (or ten	· Minimum rates - $5.30 per $1,000 of insurance
	years from an increase in your	coverage.
	insurance coverage.)	· Rates for a representative insured person - $19 per
$1,000 of insurance coverage. The representative
insured person is a male, age 35 in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect between $100,000 and $249,999.

Transfer Charge	· Deducted each time you make a	· $25 - maximum.
	transfer between investment	· $0 - current.
options.

Excess Illustration	· Deducted each time you request	· $50 - maximum.
Fee	an illustration after the first	· $0 - current.
each policy year.

Excess Annual	· Deducted each time you request	· $50 - maximum.
Policy Report Fee	an annual policy report after the	· $0 - current.
first each policy year.

Accelerated Death	· On the date the acceleration	· $300 per acceleration request.
Benefit Rider	request is processed.
Charge

Overloan	· On the monthly processing date	· 3.50% of the policy value[2]
Lapse	on or next following the date
Protection Rider	we receive your request to
exercise the rider benefit.

1	The rates shown are for the first segment year. The surrender charge rates that apply to you depend on the insured person's gender, age and risk class. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. The surrender charge decreases uniformly each month to zero at the end of the tenth year. For any requested increase in your insurance coverage, the surrender charge begins at zero and increases uniformly each month to the maximum after three years and then reduces uniformly each month to zero at the end of the tenth segment year.

2 Your policy value is the sum of your holdings in the fixed account, the variable account and the loan account.

FlexDesign® VUL 8

Periodic Fees and Charges The following table describes the fees and charges you will pay each month on the monthly processing date, not including fund fees and expenses. See Periodic Fees and Charges, page 25; and Loan Interest, page 46. [To be updated by amendment.]

Charge	When Deducted	Amount Deducted

Cost of Insurance	· On the monthly processing date.	· Maximum Rates per $1,000 of insurance coverage -
Charge [3]		$16.35 - guaranteed.
$3.94 - current.
· Minimum Rates per $1,000 of insurance coverage -
$0.06 - guaranteed.
$0.05 - current.
· Rates for a representative insured person per $1,000
of insurance coverage -
$0.14 - guaranteed.
$0.08 - current.
The representative insured person is a male, age
35 in the preferred no tobacco risk class, with an
amount of insurance coverage in effect between
$100,000 and $249,999.

Administrative	· On the monthly processing date.	· $12.00 - guaranteed.
Charge		· $8.25 - current.

Monthly Amount	· On the monthly processing date	· Maximum rates - $3.33 per $1,000 of insurance
Charge [3]	during the first ten policy years	coverage.
	(or for ten years following an	· Minimum rates - $0.01 per $1,000 of insurance
	increase in your insurance	coverage.
	coverage).	· Rates for a representative insured person - $0.12 per
$1,000 of insurance coverage. The representative
insured person is a male, age 35 in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect between $100,000 and $249,999.

Mortality &	· On the monthly processing date.	· 0.05% (0.60% annually) of variable account value
Expense Risk		(after the other monthly fees and charges are
Charge [4]		deducted) - guaranteed.
· 0.03% (0.35% annually) of variable account value
(after the other monthly fees and charges are
deducted) - current.

Loan Interest	· Payable in advance at the time	· 4.76% annually of the amount held in the loan
Charge	you take a loan and each policy	account for non-preferred loans.
	year thereafter.	· 2.91% (guaranteed not to exceed 3.38%) annually of
the amount held in the loan account for preferred
loans.

3	The minimum and maximum rates shown are for an insured person in the standard risk class. All rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The cost of insurance rates and the monthly amount charges that apply to you depend on the amount of your insurance coverage and the insured person's age at issue and age on the effective date of an increase in your insurance coverage, gender and risk class and the cost of insurance rates generally increase each year after the first segment year. Separate cost of insurance rates apply to each segment of your insurance coverage. A segment or coverage segment is a block of insurance coverage. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. The guaranteed maximum cost of insurance rate for an insured person in the substandard risk class is $83.33 per $1,000 of insurance coverage.

4	The current monthly mortality and expense risk charge rate is rounded the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 27, for the monthly rate without rounding.

FlexDesign® VUL 9

Optional Rider Fees and Charges The following table describes the charges you will pay if you elect any of the optional rider benefits. See Rider Fees and Charges, page 27. [To be updated by Amendment.]

Rider	When Deducted	Amount Deducted

Accidental Death	· On the monthly processing date.	· Maximum Rates - $0.17 per $1,000 of rider benefit.
Benefit Rider [5]		· Minimum Rates - $0.07 per $1,000 of rider benefit.
· Rates for a representative insured person - $0.07 per
$1,000 of rider benefit. The representative insured
person is a male, age 35 in the preferred no tobacco
risk class, with an amount of insurance coverage in
effect between $100,000 and $249,999.

Additional	· On the monthly processing date.	· Maximum Rates per $1,000 of rider benefit:
Insured Rider [5]		$7.58 - guaranteed.
$4.28 - current.
· Minimum Rates per $1,000 of rider benefit:
$0.06 - current.
$0.08 - guaranteed.
· Rates for a representative additional insured person
per $1,000 of rider benefit:
$0.10 - guaranteed.
$0.07 - current.
The representative additional insured person is a
female age 30 in the preferred no tobacco risk
class.

Children's	· On the monthly processing date.	· $0.62 per $1,000 of rider benefit.
Insurance Rider

Term Insurance	· On the monthly processing date	· Maximum Rates per $1,000 of rider benefit -
Rider [5]		$7.58 - guaranteed.
$4.26 - current.
· Minimum Rates per $1,000 of rider benefit -
$0.08 - guaranteed.
$0.05 - current.
· Rates for a representative insured person per $1,000
of rider benefit -
$0.14 - guaranteed.
$0.09 - current.
The representative insured person is a male, age

35 in the preferred no tobacco risk class, with an amount of insurance coverage in effect between $100,000 and $249,999.

5	The rates shown are for the first policy year. Some rates have been rounded to the nearest penny, and consequently the actual rates may be either more or less than these rounded rates. The rates for these riders depend on the insured person's age at issue, gender and risk class (where applicable) and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

FlexDesign® VUL 10

Optional Rider Fees and Charges, continued.

Rider	When Deducted	Amount Deducted

Waiver of	· On the monthly processing date.	· Maximum Rates - $0.48 per $1 of the periodic fees
Monthly		and charges due each month.
Deduction Rider [6]		· Minimum Rates - $0.04 per $1 of the periodic fees
and charges due each month.
· Rates for a representative insured person - $0.04 per
$1 of the periodic fees and charges due each month.
The representative insured person is a male, age 35
in the preferred no tobacco risk class, with an
amount of insurance coverage in effect between
$100,000 and $249,999.

Waiver of	· On the monthly processing date.	· Maximum Rates - $0.16 per $1 of the specified
Specified		amount of premium.
Premium Rider [6]		· Minimum Rates - $0.03 per $1 of the specified
amount of premium.
· Rates for a Representative insured person - $0.04
per $1 of the specified amount of premium. These
rates are for a male, age 35 in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect between $100,000 and $249,999.

Fund Fees and Expenses The following table shows the minimum and maximum total gross annual fund fees and expenses that you may pay during the time you own the policy. These may change from year to year. You should review the fund prospectuses for details about the fees and charges specific to a particular fund. See Fund Fees and Expenses, page 28.

Annual Fund Expenses (expenses deducted from fund assets)
[To be updated by amendment.]
	Minimum	Maximum
Total Gross Annual Fund Expenses [7]	X.XX%	X.XX%

6	The rates shown are for the first policy year. Some rates have been rounded to the nearest penny, and consequently the actual rates may be either more or less than these rounded rates. The rates for these riders depend on the insured person's age at issue, gender and risk class (where applicable) and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

7	Total Gross Annual Fund Expenses include management fees, distribution (12b-1) fees and other expenses.

FlexDesign® VUL 11

FlexDesign® VUL 12

THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT

ReliaStar Life Insurance Company

We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are a subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of ReliaStar Life Insurance Company.

We are also a charter member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments -- The Company and the Industry

As with many financial services companies, ReliaStar and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

Insurance and Other Regulatory Matters. The New York Attorney General (the “NYAG”), other federal and state regulators and self-regulatory agencies are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices; specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request.

Some of these matters could result in regulatory action involving U.S. subsidiaries of ING. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the company is engaged. In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

FlexDesign® VUL 13

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain subsidiaries of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in company reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators, with respect to the company or certain affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or the employees of its subsidiaries or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the company.

FlexDesign® VUL 14

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Minnesota law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the funds when you allocate premium payments to the subaccounts of the variable account.

Funds Available Through the Variable Account. The following chart lists the funds that are available through the variable account. For additional information about each fund’s investment adviser/subadviser and investment objective, see Appendix B to this prospectus. More detailed information about each fund can be found in each fund’s current prospectus.

FlexDesign® VUL 15

  American Growth Fund (Class 2)
  American Growth-Income Fund (Class 2)
  American International Fund (Class 2)
  Fidelity® VIP Contrafund® Portfolio (Initial Class)
  Fidelity® VIP Equity-Income Portfolio (Initial Class)
  ING AllianceBernstein Mid Cap Growth Portfolio (Class I)
  ING BlackRock Large Cap Growth Portfolio (Class I)
  ING Evergreen Health Sciences Portfolio (Class I)
  ING Evergreen Omega Portfolio (Class I)
  ING FMRSM Diversified Mid Cap Portfolio (Class I)
  ING FMRSM Large Cap Growth Portfolio (Class I)
  ING Global Resources Portfolio (Class I)
  ING JPMorgan Emerging Markets Equity Portfolio (Class I)
  ING JPMorgan Small Cap Core Equity Portfolio (Class I)
  ING JPMorgan Value Opportunities Portfolio (Class I)
  ING Julius Baer Foreign Portfolio (Class I)
  ING Legg Mason Value Portfolio (Class I)
  ING Lifestyle Aggressive Growth Portfolio (Class I)
  ING Lifestyle Growth Portfolio (Class I)
  ING Lifestyle Moderate Growth Portfolio (Class I)
  ING Lifestyle Moderate Portfolio (Class I)
  ING Limited Maturity Bond Portfolio (Class S)
  ING Liquid Assets Portfolio (Class I)
  ING MarketStyle Growth Portfolio (Class I)
  ING MarketStyle Moderate Growth Portfolio (Class I)
  ING MarketStyle Moderate Portfolio (Class I)
  ING Marsico Growth Portfolio (Class I)
  ING Marsico International Opportunities Portfolio (Class I)
  ING MFS Total Return Portfolio (Class I)
  ING MFS Utilities Portfolio (Class S)
  ING Oppenheimer Main Street Portfolio® (Class I)
  ING Pioneer Fund Portfolio (Class I)

  ING Pioneer Mid Cap Value Portfolio (Class I)
  ING Stock Index Portfolio (Class I)
  ING T. Rowe Price Capital Appreciation Portfolio (Class I)
  ING T. Rowe Price Equity Income Portfolio (Class I)
  ING UBS U.S. Allocation Portfolio (Class S)
  ING Van Kampen Growth and Income Portfolio (Class S)
  ING VP Index Plus International Equity Portfolio (Class S)
  ING Wells Fargo Small Cap Disciplined Portfolio (Class I)
  ING Baron Small Cap Growth Portfolio (I Class)
  ING Columbia Small Cap Value II Portfolio (I Class)
  ING JP Morgan Mid Cap Value Portfolio (I Class)
  ING Lord Abbett U.S. Government Securities Portfolio (I Class)
  ING Neuberger Berman Partners Portfolio (I Class)
  ING Neuberger Berman Regency Portfolio (I Class)
  ING Oppenheimer Global Portfolio (I Class)
  ING Oppenheimer Strategic Income Portfolio (S Class)
  ING PIMCO Total Return Portfolio (I Class)
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio (I Class)
  ING UBS U.S. Large Cap Equity Portfolio (I Class)
  ING Van Kampen Comstock Portfolio (I Class)
  ING Van Kampen Equity and Income Portfolio (I Class)
  ING VP Balanced Portfolio (Class I)
  ING VP Index Plus LargeCap Portfolio (Class I)
  ING VP Index Plus MidCap Portfolio (Class I)
  ING VP Index Plus SmallCap Portfolio (Class I)
  ING VP Intermediate Bond Portfolio (Class I)
  ING VP High Yield Bond Portfolio (Class I)
  ING VP Real Estate Portfolio (Class S)
  ING VP SmallCap Opportunities Portfolio (Class I)
  Neuberger Berman AMT Socially Responsive Portfolio® (Class I)

FlexDesign® VUL 16

See Appendix B to this prospectus for more information about the funds available through the variable account, including information about each fund’s investment adviser/subadviser and investment objective. Please read and retain the fund prospectuses for more information about each fund’s fees and expenses, investment objective and policies and the risks associated with investing in the fund.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each subaccount's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

FlexDesign® VUL 17

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

Change the investment objective;

Offer additional subaccounts that will invest in funds we find appropriate for policies we issue;

Eliminate subaccounts;

Combine two or more subaccounts;

Close subaccounts. If we close a subaccount, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed may be automatically allocated among the other subaccounts in which your policy value is allocated, on a proportionate basis. You may give us alternative allocation instructions at any time by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 47, for information about making subaccount allocation changes;

Substitute a new fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:

A fund no longer suits the purposes of your policy;

There is a change in laws or regulations;

There is a change in the fund’s investment objectives or restrictions;

The fund is no longer available for investment; or

Another reason we deem a substitution is appropriate.

In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;

Transfer assets related to your policy class to another separate account;

Withdraw the variable account from registration under the 1940 Act;

Operate the variable account as a management investment company under the 1940 Act;

Cause one or more subaccounts to invest in a fund other than, or in addition to, the funds currently available;

Stop selling the policy;

End any employer or plan trustee agreement with us under the agreement’s terms;

Limit or eliminate any voting rights for the variable account; or

Make any changes required by the1940 Act or its rules or regulations;

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected subaccount to another subaccount or to the fixed account, you may do so free of charge. Just notify us at our Customer Service Center.

The Fixed Account

You may allocate all or a part of your net premium and transfer your policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00% . Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

FlexDesign® VUL 18

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard FlexDesign® variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus, and that may offer some or all of the same funds. These products have different benefits, fees and charges, and may or may not better match your needs. Please note that some of the company's management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and, if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

FlexDesign® VUL 19

Purchasing a Policy

To purchase a policy you must submit an application to us. On that application you will, among other things, select:

  The amount of your insurance coverage (which generally must be at least $25,000);
  Your initial death benefit option;
  The death benefit qualification test to apply to your policy; and
  Any riders or optional benefits.

Additionally, on the application you will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured person is insurable by us. Before we can make this determination, we may need to request and review medical examinations of and other information about the proposed insured person. Through our underwriting process, we also determine the risk class for the insured person if the application is accepted. Risk class is based on such factors as age, gender, health and occupation of the insured person. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

On the date coverage under the policy begins (the “policy date”), the person on whose life we issue the policy (the “insured person”) generally can be no more than age 85. “Age” under the policy means the insured person's age as of the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About the Term Insurance Rider. It may be to your economic advantage to include all or part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Term Insurance Rider section of this prospectus, page 38, when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

FlexDesign® VUL 20

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100;
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
  We may refuse any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and
  We may refuse to accept any premium that does not comply with our anti-money laundering program. See Anti-Money Laundering, page 63.

After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to the insured person's gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during either the Basic or the Supplemental Death Benefit Guarantee period. See Death Benefit Guarantees, page 34. Payment of the minimum premium may or may not be enough to keep your policy in force beyond either the Basic or Supplemental Death Benefit Guarantee period. Additionally, you may need to pay more than the minimum premium to keep the Extended Death Benefit Guarantee in force.

See Death Benefit Guarantees, page 34.

Premium Payments Affect Your Coverage. During any applicable death benefit guarantee period, the death benefit guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse and loss of insurance coverage. See Lapse, page 53.

FlexDesign® VUL 21

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:

  We receive the required initial minimum premium;
  All issue requirements have been received by our Customer Service Center; and
  We approve your policy for issue.

We allocate your initial net premium in the subaccount that invests in the ING Liquid Assets Portfolio on the valuation date next following your policy date. We later transfer the amount held in this subaccount to the fixed account and the available subaccounts that you have selected subaccounts, based on your most recent premium allocation instructions. This transfer will generally occur on the sixteenth day following your policy date.

All net premiums we receive after this period are allocated to your policy on the valuation date of receipt. We will allocate net premiums to the available subaccounts using your most recent premium allocation instructions specified in whole percentages totaling 100%. If your most recent premium allocation instructions includes a fund that corresponds to a subaccount that is closed to new investment, net premium received that would have been allocated to the subaccount corresponding to the closed fund may be allocated among all the other available subaccounts in which your policy value is allocated, on a proportionate basis. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. Your failure to provide us with alternative allocation instructions and our return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 53.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period you will receive a refund as determined by state law. Generally, there are two types of free look refunds:

  Some states require a return of all premium we have received; and
  Other states require a return of all premium we have received plus any earnings or less any losses attributable to the amount held in the money market subaccount.

The free look refund that applies in your state will be set forth in your policy.

FlexDesign® VUL 22

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance for which you applied, up to $1 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your minimum initial premium (selected on your application); and
  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  The date we return your premium payments;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occurs:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The person or persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Allocation of Net Premium, page 22. If a policy is not issued and temporary insurance coverage ends, any premium received will be returned without interest.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

FlexDesign® VUL 23

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Transaction Fees and Charges

We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is 5.00% of each premium payment.

This charge helps offset:

  The expenses we incur in selling the policy;
  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and
  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10, but we reserve the right to deduct up to $25 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first ten policy years or the first ten years after an increase in your insurance coverage when you:

  Surrender your policy; or
  Allow your policy to lapse.

The amount of the surrender charge depends on the surrender charge rates.

When you purchase a policy or increase your insurance coverage, we set surrender charge rates based on the gender, age and risk class of the insured person. The initial surrender charge decreases uniformly each month to zero at the end of the tenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the tenth policy year. See Changes in the Amount of Your Insurance Coverage, page 30.

Surrender charge rates will not exceed $50.50 per $1,000 of insurance coverage and the rates that apply to you will be set forth in your policy. See the Transaction Fees and Charges table, page 8, for the minimum and maximum surrender charge rates and the rates for a representative insured person.

FlexDesign® VUL 24

In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

This charge helps offset the expenses we incur in selling the policy.

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, exercise of the Overloan Lapse Protection Rider benefit or the exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Excess Annual Report Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each annual report you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess annual reports.

Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

In the policy form the “monthly processing date” is referred to as the “Monthly Anniversary.”

FlexDesign® VUL 25

Monthly cost of insurance rates are based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the state of Montana. The rates that apply to you will be set forth in your policy.

See the Periodic Fees and Charges table, on page 9, for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;
  The fees and charges we deduct;
  Any partial withdrawals you take;
  Interest earnings on the amounts allocated to the fixed account;
  Interest earned on amounts held in the loan account; and
  The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.

Administrative Charge. The monthly administrative charge is currently $8.25 and is guaranteed not to exceed $12. The administrative charge compensates us for the costs associated with administering the policies.

Monthly Amount Charge. During the first ten policy years (and for ten years following a requested increase in insurance coverage) we will deduct a monthly charge per $1,000 of insurance coverage. For a policy issued in New Jersey, the elimination of these charges after the first ten policy years (or the first ten years following a requested increase in insurance coverage) is not guaranteed, and these charges may be assessed for the duration of the policy. The monthly amount charge is based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and on each segment date, as appropriate. Any decrease in insurance coverage or any change in insurance coverage resulting from a change in the death benefit option will not affect the monthly amount charge. The rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table, page 9, for the minimum and maximum monthly amount charge rates and the rates for a representative insured person.

FlexDesign® VUL 26

The monthly amount charge helps compensate us for expenses relating to the distribution of the policy, including agents' commissions, advertising and the printing of the prospectus and sales literature for new sales of the policy. A portion of this charge may also contribute to company profits.

Mortality and Expense Risk Charge. The monthly mortality and expense risk charge is 0.02917% (0.35% annually) of your variable account value after all other monthly fees and charges are deducted. We guarantee that the monthly mortality and expense risk charge will not exceed 0.05% (0.60% annually) of your variable account value after all other monthly fees and charges are deducted.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Rider Fees and Charges

There may be separate fees and charges if you add any optional rider benefits or exercise certain automatic rider benefits. For more information about rider benefits and the applicable fees and charges, see the Optional Rider Fees and Charges table, beginning on page 10, and the Optional Rider Benefits section, page 36. See also the Transaction Fees and Charges table, page 8, and the Automatic Rider Benefits section, page 40.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents);
  Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

FlexDesign® VUL 27

Fund Fees and Expenses

Each fund deducts management fees from the amounts allocated to the funds. In addition, each fund deducts other expenses which may include service fees that are used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. Furthermore, certain funds may adopt redemption fees to cover the costs associated with withdrawals, transfers, or other fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by an underlying fund. Fund redemption fees, if any, are separate and distinct from any transaction or periodic fees and charges deducted from your policy value. For a more complete description of the funds' fees and expenses, review each fund's prospectus.

The company, or its U.S. affiliates, receives from each of the funds or the funds' affiliates varying levels and types of revenue with respect to each of the funds available through the policy. In terms of the total dollar amounts received, the greatest amount of revenue comes from assets allocated to funds managed by ING Investments, LLC or other company affiliates, which funds are either not subadvised or are subadvised by another company affiliate. Assets allocated to funds managed by a company affiliate, Directed Services, LLC, for example, but which are subadvised by unaffiliated third parties generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue.

Types of Revenue Received from Affiliated Funds. Affiliated funds are (a) funds managed by ING Investments, LLC or other company affiliates, which funds are either not subadvised or are subadvised by another company affiliate; and (b) funds managed by a company affiliate but which are subadvised by unaffiliated third parties.

Revenues received by the company from affiliated funds and/or their affiliates may include:

  Service fees that are deducted from fund assets; and
  Revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the management fees. These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across ING businesses. For funds subadvised by unaffiliated third parties, once the subadviser has been paid, the adviser may share a portion of the remaining management fee with the company. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the company.

Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates are based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

FlexDesign® VUL 28

Revenues received by the company from unaffiliated funds and/or their affiliates may include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and
  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates or as an incentive for us to make the funds available through the policy. These additional payments may be used by us to finance distribution of the policy.

The three unaffiliated fund families that currently have funds offered through the policy, ranked according to total dollar amounts they paid to the company or its affiliates in 2006, are as follows: [To be updated by Amendment.]

  Fidelity® Variable Insurance Product Portfolios;
  American Funds Insurance Series; and
  Neuberger Berman AMT Portfolios® .

If the revenues received from affiliated funds were included in this list, payments to the company or its affiliates by ING Investments, LLC and other company affiliates would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to:

  Co-branded marketing materials;
  Targeted marketing sales opportunities;
  Training opportunities at meetings;
  Training modules for sales personnel; and
  Opportunity to host due diligence meetings for representatives and wholesalers.

Management personnel of the company and of its affiliated broker-dealers may receive additional compensation if the overall amount of investments in funds advised by company affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the policies and other products issued by the company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the policies.

FlexDesign® VUL 29

In the policy form the amount of insurance coverage you select is referred to as the “Face Amount.”

Death Benefits

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $25,000 of coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment.

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. See Important Information About the Term Insurance Rider, page 38.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage. Changing the amount of your insurance coverage will generally not be allowed until after the first policy year. We reserve the right to limit a change in the amount of your insurance coverage during the first two policy years. The change will be effective on the next monthly processing date after we receive your written request or the next monthly processing date after underwriting approval (if required), whichever is later.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000 and may be permitted until age 85.

A coverage segment or segment is a block of insurance coverage. A requested increase in insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.

Each new segment will have:

  A new surrender charge;
  New cost of insurance charges, guaranteed and current;
  A new monthly amount charge;
  A new incontestability period;
  A new suicide exclusion period; and
  A new minimum premium.

In determining the net amount at risk for each coverage segment we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

FlexDesign® VUL 30

You may not decrease the amount of your insurance coverage below $25,000. You cannot request a decrease in the amount of your insurance coverage more frequently than once every six months. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

(1)	From the most recent segment;

(2)	From the next more recent segments successively; and

(3)	From the initial segment.

Decreases in insurance coverage may result in:

  A shortened death benefit guarantee period if the Term Insurance Rider is attached;
  Reduced minimum premium amounts; and
  Reduced cost of insurance charges.

Decreases in insurance coverage will not result in reduced surrender or monthly amount charges.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 57.

Death Benefit Qualification Tests

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of either the guideline premium test or the cash value accumulation test.

When you apply for a policy you must choose either the guideline premium test or the cash value accumulation test to make sure your policy complies with the Internal Revenue Code's definition of “life insurance.” You cannot change this choice once the policy is issued.

Guideline Premium Test. The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

FlexDesign® VUL 31

In the policy form, death benefit “Option 1” is referred to as the “Level Amount Option” or “Option A”; death benefit “Option 2” is referred to as the “Variable Amount Option” or “Option B”; and death benefit “Option 3” is referred to as the “Face Amount Plus Premium Amount Option” or “Option C.”

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Cash Value Accumulation Test. The cash value accumulation test requires a policy's cash surrender value not to exceed the net single premium necessary to fund the policy's future benefits. Under the cash value accumulation test, there is generally no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to policy value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, gender and risk class at any point in time, multiplied by the policy value. A description of how the cash value accumulation test factors are determined can be found in Appendix A to this prospectus.

Which Death Benefit Qualification Test to Choose. The guideline premium test limits the amount of premium that may be paid into a policy. If you do not desire to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

The cash value accumulation test does not limit the amount of premium that may be paid into a policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in policy value will generally be greater under the cash value accumulation test than under the guideline premium test. Required increases in the minimum death benefit will increase the cost of insurance under the policy, thereby reducing the policy value.

Death Benefit Options

There are three death benefit options available under the base policy. You choose the option you want when you apply for the policy, but you may change that choice after the first policy year.

Option 1. Under death benefit Option 1, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit. In this case, your death benefit will vary as the policy value varies.

Option 2. Under death benefit Option 2, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as the policy value varies.

FlexDesign® VUL 32

Option 3. Under death benefit Option 3, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as you pay premiums and take withdrawals or if your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit.

After age 100, the base death benefit under all options will generally be your policy value.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you require a specific death benefit that would include a return of the premium paid, such as under an employer sponsored benefit plan, Option 3 may best meet your needs.

Changing Death Benefit Options. After the first policy year, you may change from death benefit Option 1 to Option 2, from death benefit Option 2 to Option 1 and, currently, from death benefit Option 3 to Option 1. Changes to death benefit Option 3 are not allowed after your policy is issued. Evidence of insurability is currently not required for death benefit option changes, but we reserve the right to require such evidence in the future.

Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

Change From:	Change To:	Insurance Coverage Following the Change:

Option 1	Option 2	· Your insurance coverage before the change
minus your policy value as of the effective
date of the change.

Option 2	Option 1	· Your insurance coverage before the change
plus your policy value as of the effective date
of the change.

Option 3	Option 1	· Your insurance coverage before the change
plus the sum of all premium payments we
have received minus all partial withdrawals
you have taken as of the effective date of the
change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

FlexDesign® VUL 33

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have added the Term Insurance Rider to your policy. See Term Insurance Rider, page 38.

If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

Death Benefit Proceeds

After the insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding policy loan with accrued loan interest; minus
  Any outstanding fees and charges incurred before the insured person's death.

The death benefit is calculated as of the insured person's death and will vary depending on the death benefit option you have chosen.

Death Benefit Guarantees

The policy has three death benefit guarantees which provide that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In general, the two most significant benefits of the death benefit guarantees are:

  During the early policy years, the surrender value may not be enough to cover the periodic fees and charges due each month, so that the Basic or Supplemental Death Benefit Guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the ten years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and
  To the extent the surrender value declines due to poor investment performance of the funds underlying the subaccounts of the variable account or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, the Extended Death Benefit Guarantee may be necessary in later policy years to avoid lapse of the policy.

FlexDesign® VUL 34

Basic Death Benefit Guarantee. The Basic Death Benefit Guarantee is standard on every policy. It provides a guarantee that your policy will not lapse during the guarantee period, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. Your policy will specify the guarantee period. For a standard rated policy without any Term Insurance Riders, the death benefit guarantee period will expire when the insured reaches age 65 for issue ages 0 through 60, or at the end of five policy years for issue ages 61 through 80 or at the end of three policy years for issue ages 81 through 85. The guarantee period is shorter for substandard rated policies or if you have added the Term Insurance Rider to your policy. There is no charge for this guarantee.

You should consider the following in relation to the Basic Death Benefit Guarantee:

  The amount of the minimum premium for your policy will be set forth in your policy (see Premium Payments, page 21);
  The minimum premium for your policy is based on monthly rates that vary according to the insured person's gender, risk class and age;
  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Basic Death Benefit Guarantee by doing so;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Basic Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 53).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Basic Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Basic Death Benefit Guarantee will terminate.

You may reinstate the Basic Death Benefit Guarantee during the first five policy years, provided that you pay additional premium equal to:

  The sum of the minimum premium due since the policy date, including the minimum premium for the current monthly processing date.

The amount necessary to reinstate the Basic Death Benefit Guarantee may exceed the amount needed to create sufficient surrender value to pay any periodic fees and charges due each month.

Supplemental Death Benefit Guarantee. The Supplemental Death Benefit Guarantee is standard on every policy. There is no charge for this guarantee. See Supplemental Death Benefit Guarantee Rider, page 42.

Extended Death Benefit Guarantee. The Extended Death Benefit Guarantee is an optional benefit that may be added by rider only when you apply for the policy. There is no charge for this guarantee. See Extended Death Benefit Guarantee Rider, page 37.

FlexDesign® VUL 35

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and
  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 57.

Accidental Death Benefit Rider. The Accidental Death Benefit Rider provides an additional insurance benefit if the insured person dies from an accidental injury before age 70. You may apply for this rider when you apply for the base policy or anytime after the policy is issued. The minimum amount of coverage under this rider is $5,000. The maximum amount of coverage is $300,000, but may be less depending on the age of the insured person.

You should consider the following when deciding whether to add the Accidental Death Benefit Rider to your policy:

  Subject to certain limits, you can increase the amount of coverage under this rider after the second policy year;
  You can decrease the amount of coverage under this rider after the second policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's risk class and age;
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider; and
  This rider does not have a surrender charge.

Additional Insured Rider. The Additional Insured Rider provides level term insurance coverage to age 100 of the insured person on a family member of the insured person. You may only add this rider when you apply for the base policy. The minimum amount of coverage under this rider is $100,000.

FlexDesign® VUL 36

You should consider the following when deciding whether to add the Additional Insured Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;
  You can decrease the amount of coverage under this rider after the first policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider; and
  This rider does not have a surrender charge.

Additionally, before age 75 of the additional insured you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person's age at the time of conversion.

Children's Insurance Rider. The Children's Insurance Rider provides up to $10,000 of term life insurance coverage on the life of each of the insured person's children. You may add this rider when you apply for the base policy or anytime after your policy is issued. Thee maximum amount of coverage under this rider is $10,000. The minimum amount of coverage under this rider is $1,000.

You should consider the following when deciding whether to add the Children's Insurance Rider to your policy:

  Term coverage under this rider is available to age 25 of each child (or for 25 years from the issue date of this rider, if earlier);
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  Subject to certain limits you may increase insurance coverage under this rider; and
  Decreases in the amount of insurance coverage under this rider are allowed, but at least six months must elapse between decreases.

Extended Death Benefit Guarantee Rider. The Extended Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse before age 100 provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of Extended Death Benefit Guarantee premium payments to the next monthly processing date. There is no charge for this rider.

You should consider the following when deciding whether to add the Extended Death Benefit Guarantee Rider to your policy:

  You may add this rider only when you apply for the base policy;
  The Extended Death Benefit Guarantee period begins at the end of the Basic Death Benefit Guarantee period;
  The minimum premium for this rider will be set forth in your policy;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  This rider may not be available for certain risk classes;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Extended Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 53).

FlexDesign® VUL 37

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force. This notice will show the amount of premium required to maintain this rider benefit. If we do not receive the required premium payment within 61 days from the date of our notice, the rider will terminate. If this rider terminates, it cannot be reinstated.

Term Insurance Rider. The Term Insurance Rider provides an additional level term insurance benefit if the insured person dies before age 100. You may apply for this rider only when you apply for the base policy and the minimum amount of coverage under this rider is $100,000. The maximum amount is no more than three times the amount of insurance coverage selected under the base policy.

You should consider the following when deciding whether to add the Term Insurance Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;
  You can decrease the amount of coverage under this rider after the first policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  The current cost of insurance rates for this rider are generally less than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider;
  This rider does not have a surrender charge; and
  The rider will shorten the death benefit guarantee periods of the base policy.

Additionally, you can transfer your coverage under this rider to your base policy without evidence of insurability anytime after the tenth policy year if your base death benefit is equal to your policy value multiplied by the appropriate factor described in Appendix A. Cost of Insurance rates for this new coverage segment will be the same as the cost of insurance rates for the initial coverage segment. No surrender charge or monthly amount charge will apply to this new coverage segment of the base policy.

Important Information about the Term Insurance Rider

It may be to your economic advantage to include all or part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the following when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy's cash value. Accordingly, please be aware that:

  The current cost of insurance rates for coverage under the Term Insurance Rider are generally less than the current cost of insurance rates for coverage under the base policy;
  The guaranteed maximum cost of insurance rates for coverage under the Term Insurance Rider are generally the same as the guaranteed maximum cost of insurance rates for coverage under the base policy; and
  Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Term Insurance Rider.

FlexDesign® VUL 38

Features and Benefits. Certain features and benefits are limited or unavailable if you have Term Insurance Rider coverage, including:

  Death Benefit Guarantees; and
  Cost of Living Rider Benefits.

Compensation. We generally pay more compensation to your agent/registered representative on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Term Insurance Rider. See Distribution of the Policies, page 68.

With these factors in mind, you should discuss with your agent/registered representative how the use of the Term Insurance Rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and Term Insurance Rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the base policy or the Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Waiver of Monthly Deduction Rider. Subject to certain limits, the Waiver of Monthly Deduction Rider provides that the policy's periodic fees and charges are waived while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or anytime after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Monthly Deduction Rider to your policy:

  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10); and
  If death benefit Option 1 is in effect at the end of the first six months of total disability, your death benefit option will automatically be changed to Option 2. There will be no automatic change if Option 3 is in effect at the end of the first six months of total disability.

Your policy may contain either the Waiver of Monthly Deduction Rider or the Waiver of Specified Premium Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

Waiver of Specified Premium Rider. Subject to certain limits, the Waiver of Specified Premium Rider provides that a specified amount of premium will be credited to the policy each month while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or anytime after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Specified Premium Rider to your policy:

  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  If there is an increase in the specified premium or an increase in the amount of insurance coverage that results in an increase in specified premium, the new specified premium will be subject to underwriting approval; and
  You may not increase your insurance coverage while benefits are being paid under the terms of this rider.

FlexDesign® VUL 39

This rider cannot be added to a policy that uses the cash value accumulation test.

Your policy may contain either the Waiver of Monthly Specified Premium Rider or the Waiver of Monthly Deduction Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically, depending on your age and/or risk class. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Rider Fees and Charges, page 27, and Accelerated Death Benefit Rider, page 40.

Accelerated Death Benefit Rider. Under certain circumstances, the Accelerated Death Benefit Rider allows you to accelerate benefits from the base policy that we otherwise would pay upon the insured person's death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50% of the amount that would be payable at the death of the insured person, and the accelerated benefit will first be used to pay off any outstanding policy loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum.

Consider the following when deciding whether to accelerate the death benefit under this rider:

  We assess an administrative charge of up to $300 when we pay the accelerated benefit (see Transaction Fees and Charges table, page 8);
  When we pay the accelerated benefit, we establish a lien against your policy equal to the amount of the accelerated benefit, plus the amount of the administrative charge, plus interest on the lien;
  Any subsequent death benefit proceeds payable under the policy will first be used to repay the lien;
  Withdrawals, loans and any other access to the policy value will be reduced by the amount of the lien;
  Accelerating the death benefit will not affect the amount of premium payable on the policy and any premiums required to keep the policy in force that are not paid by you will be added to the lien; and
  There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

FlexDesign® VUL 40

Cost of Living Rider. The Cost of Living Rider provides optional increases in the amount of base insurance coverage on the life of the insured person every two years without evidence of insurability. Increases are based on increases in the cost of living as measured by the Consumer Price Index.

You should consider the following when deciding whether to accept a cost of living adjustment to your policy:

  On each date the amount of insurance increases under this rider, the periodic fees and charges under the policy will increase to account for the increased costs of insurance and the increased Waiver of Monthly Deduction Rider benefit, if applicable;
  The minimum premium for the death benefit guarantees will increase, unless otherwise directed, on each date the amount of insurance increases under this rider; and
  If you choose not to accept a cost of living adjustment, this rider will automatically terminate as to future increases.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit you may exercise to guarantee that your policy will not lapse even if your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page 57.

You may exercise this rider benefit by written request if all of the following conditions are met:

  At least 15 policy years have elapsed since your policy date;
  The insured person is at least age 75;
  Your loan account value is equal to or greater than the amount of insurance coverage selected under the base policy plus the amount of Term Insurance Rider coverage, if any;
  Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 45; see also Loan Interest, page 46);
  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 57); and
  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Death Benefit Qualification Test, page 31).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

FlexDesign® VUL 41

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the monthly processing date on or next following the date we receive your request to exercise this rider:

We will assess a one time transaction charge. This charge equals 3.50% of your policy value (see Transaction Fees and Charges Table, page 8);

If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page 32);

Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account;

All optional benefit riders will be terminated; and

The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the guideline premium test factor described in Appendix A.

Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:

We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);

You may not make any further premium payments;

Any unpaid loan interest will be added to your loan account balance;

You may not make any future transfers from the fixed account to the subaccounts of the variable account;

You may not add any additional benefits by rider in the future; and

You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Supplemental Death Benefit Guarantee Rider. The Supplemental Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 70% of the sum of minimum monthly premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 70% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee.

FlexDesign® VUL 42

You should consider the following in relation to the Supplemental Death Benefit Guarantee:

  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Supplemental Death Benefit Guarantee by doing so;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Supplemental Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 53).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Supplemental Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Supplemental Death Benefit Guarantee Rider will terminate. If the Supplemental Death Benefit Guarantee Rider terminates, it cannot be reinstated.

Policy Value

Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:

  The net premium applied to your policy;
  The fees and charges that we deduct;
  Any partial withdrawals you take;
  Interest earned on amounts allocated to the fixed account;
  The investment performance of the funds underlying the subaccounts of the variable account; and
  Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Fixed Account, page 18.

Variable Account Value

Your variable account value equals your policy value attributable to amounts invested in the subaccounts of the variable account.

Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

In the policy form the “policy value” is referred to as the “Accumulation Value,” the “fixed account value” is referred to as the “Fixed Accumulation Value,” and the “variable account value” is referred to as the “Variable Accumulation Value.”

FlexDesign® VUL 43

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying fund. It reflects:

  Investment income;
  Realized and unrealized gains and losses;
  Fund expenses (including fund redemption fees, if applicable); and
  Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:

  When amounts are transferred from a subaccount (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your variable account value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the subaccounts goes up or down depending on the investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

FlexDesign® VUL 44

We generally set the accumulation unit value for a subaccount at $10 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:

  The accumulation unit value for the preceding valuation date; multiplied by
  The subaccount's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:

  The net premium applied to your policy;
  The fees and charges that we deduct;
  Any partial withdrawals you take;
  Interest earned on amounts allocated to the fixed account;
  The investment performance of the funds underlying the subaccounts of the variable account; and
  Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Fixed Account, page 18.

We calculate an accumulation experience factor for each subaccount every valuation date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable; and
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

Loan Account Value

When you take a loan from your policy we transfer your loan amount to the loan account as collateral for your loan. Your loan amount includes interest payable in advance to the next policy anniversary. The loan account is part of our general account and we charge interest on amounts held in the loan account. Your loan account value is equal to your outstanding loan amount plus any interest credited on the loan account value. See Loans, page 46.

In the policy form the “policy value” is referred to as the “Accumulation Value,” the “fixed account value” is referred to as the “Fixed Accumulation Value,” and the variable account value” is referred to as the “Variable Accumulation Value.”

In the policy form the “loan account value” is referred to as the “Loan Amount

FlexDesign® VUL 45

Special Features and Benefits

Loans

You may borrow money from us using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, a new loan amount must be at least $500, and the amount you may borrow is limited to 90% of the surrender value of your policy. After age 65, we currently allow you to borrow up to 100% of the surrender value.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00% .. Interest we credit is allocated to the subaccounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. The annual interest rate charged is currently 4.76% .

After the tenth policy year, the annual interest rate that we charge will be reduced to 2.91% (guaranteed not to exceed 3.38%) for that portion of the loan amount that is not greater than:

  Your variable account value plus your fixed account value; minus
  The sum of all premiums paid minus all partial withdrawals.

Loans with this reduced interest rate are preferred loans. This reduced interest rate may change at any time but is guaranteed not to exceed 3.38% .

Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

We will refund to you any interest we have not earned if:

  Your policy lapses;
  You surrender your policy; or
  You repay your loan.

FlexDesign® VUL 46

Loan Repayment. You may repay your loan at any time. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a policy loan:

  If you do not make loan repayments your policy could lapse because your surrender value may not be enough to pay your fees and charges each month;
  A loan may cause the termination of the death benefit guarantees because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;
  Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;
  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you do not repay your loan we will deduct any outstanding loan amount from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 57.

We reserve the right to allow borrowing during the first policy year for policies issued pursuant to an exchange of policy values from another life insurance policy under Section 1035(a) of the Internal Revenue Code, as amended.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:

  You may generally not make transfers until after the fifteenth day following your policy date (see Allocation of Net Premium, page 22);
  We reserve the right to limit you to 12 transfers each policy year;
  Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25 for each transfer; and
  We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of frequent or disruptive transfers, as described below.

FlexDesign® VUL 47

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent or Disruptive Transfers, page 49.

Transfers from the fixed account to the subaccounts of the variable account are subject to the following additional restrictions:

  Only one transfer is permitted each policy year, and you may only make this transfer within 30 days of the anniversary of your policy date;
  You may only transfer up to 50% of your fixed account value unless the balance, after the transfer, would be less than $1,000 in which event you may transfer your full fixed account value; and
  Your transfer must be at least the lesser of $500 or your total fixed account value.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your policy value less the loan account value is at least $5,000 and the amount of your insurance coverage is at least $100,000 you may elect dollar cost averaging.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the subaccounts to one or more of the other subaccounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

FlexDesign® VUL 48

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:

  We receive a request to begin an automatic rebalancing program;
  The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or
  The specified transfer amount from any subaccount is more than the variable account value in that subaccount.

Automatic Rebalancing. Anytime your policy value less the loan account value is at least $10,000 and the amount of your insurance coverage is at least $200,000 you may elect automatic rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:

  We receive a request to transfer policy values among the investment options;
  We receive a request to begin a dollar cost averaging program;
  The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or
  The sum of your variable and fixed account values is less than $7,500 on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers. The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

FlexDesign® VUL 49

We have an excessive trading policy and monitor transfer activity. You will violate our excessive trading policy if your transfer activity:

  Exceeds our current definition of excessive trading, as defined below;
  Is identified as problematic by an underlying fund (even if the activity does not exceed our monitoring standard for excessive trading);
  Is determined, in our sole discretion, to be disruptive due to the excessive dollar amounts involved; or
  Is determined, in our sole discretion, to be not in the best interests of other policy owners.

If we determine that you have violated our excessive trading policy, we will take the following actions. Upon the first violation, we will send to you a one time warning letter. After a second violation we will suspend your transfer privileges via facsimile, telephone, email and the internet, and your transfer privileges will be limited to submission by regular U.S. mail for a period of six months. Our suspension of your electronic transfer privileges will relate to all transfers, not just those fund(s) involved in the excessive transfer activity, and will extend to other company variable life insurance policies and variable annuity contracts that you own. It may be extended to other variable policies and contracts that are issued to you by our affiliates. At the end of the six month suspension period, your electronic transfer privileges will be reinstated. If, however, you violate our excessive trading policy again, after your electronic transfer privileges have been reinstated, we will suspend your electronic transfer privileges permanently. We will notify you in writing if we take any of these actions.

Additionally, if we determine that our excessive trading policy has been violated by a market-timing organization or an individual or other party that is authorized to give transfer instructions on your behalf, whether such violation relates to your policy or another owner’s variable policy or contract, we will also take the following actions, without prior notice:

  Not accept transfer instructions from that organization, individual or other party; and
  Not accept preauthorized transfer forms from market timing organizations, individuals or other parties acting on behalf of more than one policy owner at a time.

Our current definition of excessive trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs (including reoccurring rebalancing transactions under corporate owned policies) and transfers involving certain de minimis amounts when determining whether transfer activity is excessive.

Except as noted below with respect to Paul M. Prusky, the company does not allow exceptions to our excessive trading policy. We reserve the right to modify our excessive trading policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

FlexDesign® VUL 50

Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful fund performance and management may be adversely affected, as noted above.

Since late 2003, we have been engaged in litigation with Paul M. Prusky (“Prusky”), and others, regarding a 1998 agreement between Prusky and ReliaStar. Under the agreement, Prusky, through a profit-sharing plan, engaged in frequent electronic trading between subaccounts available through certain ReliaStar variable life insurance policies (“market timing”). Beginning in late 2003, ReliaStar refused to accept electronic trading instructions from Prusky because of violations of our excessive trading policy.

On January 5, 2007, the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”) ordered ReliaStar to accept and effect Prusky’s subaccount transfer instructions electronically “without limitation as to the number of transfer instructions so long as those transfers are not explicitly barred by a specific condition imposed by the fund in which the subaccount is invested.” (Order Granting in Part Summary Judgment, Paul M. Prusky, et.al v. ReliaStar Life Insurance Company, Civil Action No. 03-6196, Jan. 5, 2007, and Order Denying Defendant’s Motion for Clarification, dated January 12, 2007 (“Order”)). ReliaStar is considering its legal options in light of the Order; however, in the meantime, ReliaStar must accept and effect Prusky’s electronic transfer instructions.

When issuing the Order, the Federal Court did state that the ReliaStar variable life insurance policies owned by Prusky allow ReliaStar to enforce conditions on trading imposed by the funds in which the ReliaStar subaccounts invest. (Memorandum Accompanying the Order, at pp.9-10.) ReliaStar will enforce all fund-imposed conditions on trading consistent with the Order. Prusky’s ReliaStar policies include subaccounts which invest in all the same funds as are available through this policy. The prospectus for each fund describes restrictions imposed by the fund to prevent or minimize frequent trading.

Limits Imposed by the Funds. Most underlying funds have their own excessive trading policies, and orders for the purchase of a fund’s shares are subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation or transfer to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason.

Conversion to a Guaranteed Policy. During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

FlexDesign® VUL 51

Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy's surrender value. Only one partial withdrawal is currently allowed each policy year, and a partial withdrawal must be at least $500. In policy years two through ten you may not withdraw more than 20% of your surrender value.

We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal. See Partial Withdrawal Fee, page 24.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. For purposes of determining these proportions, we will not include any outstanding loan account value.

Unless you request otherwise, proceeds from a partial withdrawal generally will be paid into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 64.

Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by the amount of a partial withdrawal, or, if the death benefit is based on a factor from the definition of life insurance factors described in Appendix A, by an amount equal to the factor multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the death benefit guarantees because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantees.

If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

(1)	From the most recent segment;

(2)	From the next more recent segments successively; and

(3)	From the initial segment.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Cost of Insurance, page 25.

If death benefit Option 2 or Option 3 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $25,000.

A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See Tax Status of the Policy, page 55.

FlexDesign® VUL 52

Paid-Up Life Insurance

You may elect, at any time before the insured person's age 100, to apply the surrender value to purchase fixed paid up life insurance. The amount by which any paid up insurance will exceed the surrender value cannot be greater than the amount by which the death benefit exceeds the policy value. Any surrender value not used to purchase paid-up life insurance will be paid to you in cash and treated as a partial distribution for federal income tax purposes.

If you elect to continue your policy as fixed paid-up life insurance:

  The surrender value is transferred to the fixed account;
  You cannot pay additional premiums;
  You cannot take any partial withdrawals; and
  We will not deduct any further periodic fees and charges.

Applying your policy's surrender value to purchase paid up insurance may have tax consequences. See Tax Status of the Policy, page 55.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its surrender value any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge, loan amount and unpaid fees and charges.

You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy at our Customer Service Center. All insurance coverage ends on the date we receive your surrender request and policy.

Unless you request otherwise, we will deposit your surrender value into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 64.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 57.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

  A death benefit guarantee is in effect, or
  Your surrender value is enough to pay the periodic fees and charges when due.

In the policy form the “surrender value” is referred to as the “Cash Surrender Value.”

FlexDesign® VUL 53

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders will lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period, we do pay death benefit proceeds to your beneficiaries with reductions for your loan amount and periodic fees and charges owed.

During the early policy years your surrender value will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the basic and Supplemental Death Benefit Guarantees) for the policy not to lapse.

If your policy lapses, any distribution of policy value may be subject to current taxation.

See Distributions Other than Death Benefits, page 57.

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A lapsed Basic Death Benefit Guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year. Lapsed Supplemental and Extended Death Benefit Guarantees cannot be reinstated.

A policy that lapses during a seven pay testing period and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. In general, a seven pay testing period is the first seven policy years and the first seven years after certain changes to your policy. You should consult with a qualified tax adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 57.

FlexDesign® VUL 54

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of either the cash value accumulation test or the guideline premium test.

See Death Benefit Qualification Tests, page 31. If your variable life policy does not satisfy one of these two alternate tests, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 56.

FlexDesign® VUL 55

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount's corresponding fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A qualified tax adviser should be consulted about these consequences.

FlexDesign® VUL 56

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value and the investment in the policy;
  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and

FlexDesign® VUL 57

  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59½; (b) that are attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.
  Consult a qualified tax adviser to determine whether or not you may be subject to thispenalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distribution made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of such a loan that is outstanding after policy year ten are uncertain and a qualified tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (a loan where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

FlexDesign® VUL 58

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy, or is an individual who has no business or financial connection with the insured. (See Accelerated Death Benefit Rider, page 40, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy after the insured person reaches age 100 are unclear. For example, in certain situations it is possible that after the insured person reaches age 100 the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after the insured person reaches age 100.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a qualified tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

FlexDesign® VUL 59

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3 -101 or otherwise.

Policy owners may use the policy in various other arrangements, including:

  Non-qualified deferred compensation or salary continuance plans;
  Split dollar insurance plans;
  Executive bonus plans;
  Retiree medical benefit plans; and
  Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20% owner, or an officer, director, or employee of a trade or business.) In addition, in certain instances, a portion of the death benefit payable under an employer-owned contract may be taxable. As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

FlexDesign® VUL 60

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;
  A copy of your original application and applications for benefit increases or decreases;
  Your riders;
  Your endorsements;
  Your policy schedule pages; and
  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

FlexDesign® VUL 61

Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the last birthday as of the policy date. On the policy date, the insured person can generally be no more than age 85.

We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person's lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 58.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 58.

FlexDesign® VUL 62

Incontestability

After your policy has been in force and the insured person is alive for two years from your policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:

  The total premium we receive to the time of death; minus
  Outstanding loan amount; minus
  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane) within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

In the policy form the “policy date” is referred to as the “Issue Date.”

FlexDesign® VUL 63

We may also refuse to accept certain forms of premium payments or loan repayments (traveler's cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 53. See also Premium Payments Affect Your Coverage, page 21.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death benefit proceeds;
  Surrender Value
  Partial withdrawals; and
  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the subaccounts or to determine the value of a subaccount's assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the subaccounts as of the valuation date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

FlexDesign® VUL 64

Unless you request otherwise, we generally pay death benefit proceeds, surrender value and partial withdrawals into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a checkbook feature. This interest bearing account is backed by our general account, and the checkbook feature may be used to access the payment at any time without penalty.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our Customer Service Center. Telephone privileges allow you or your agent/registered representative to call our Customer Service Center to:

  Make transfers;
  Change premium allocations;
  Change your dollar cost averaging and automatic rebalancing programs;
  Request partial withdrawals; and
  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;
  Providing written confirmation of any transactions; and
  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue or limit this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 49.

FlexDesign® VUL 65

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent/registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation

Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the subaccounts and funds. Past performance is not indicative of future performance of the subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25 and the total proceeds must be at least $2,500.

FlexDesign® VUL 66

The following settlement options are available:

  Option 1 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 2 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;
  Option 3 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 4 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee; and
  Option 5 - The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 2.00% .

In determining amounts we pay under Options 3, 4 and 5, we assume interest at an effective annual rate of 2.00% . Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account that is backed by our general account and can be accessed by the beneficiary through a checkbook feature. Interest earned on this account may be less than interest paid under other settlement options. See Transaction Processing, page 64.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

Additional statements are available upon request. We may make a charge not to exceed $50 for each additional annual statement you request. See Excess Annual Report Fee, page 25.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

FlexDesign® VUL 67

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. We may make a charge not to exceed $50 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 25.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policies

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the NASD. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2006, 2005, and 2004, the aggregate amount paid to ING America Equities, Inc. under our distribution agreement was $XX,XXX,XXX, $29,009,402, and $33,858,875 respectively. [To be updated by amendment.]

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with us and ING America Equities, Inc., the principal underwriter/distributor of the policies. Under these selling agreements, we pay the broker/dealers for selling the policy, and part of that payment goes to your agent/registered representative.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions (which may include a portion for wholesaling commissions) and supplemental commissions.

FlexDesign® VUL 68

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average net policy value. The percentages we pay may vary depending on the particular payment option selected. The option with the largest percentage of target premium pays up to 90% of premium received up to target premium, 4% of premium received in excess of target premium, and 0.25% of the average net policy value beginning in the second policy year. These percentages reflect the amounts we will pay in the first policy year and the percentages may decrease thereafter.

A portion of the base commission may be used to pay wholesaling commissions, which are based on a percentage of the cumulative target premium we receive for the policy and certain other designated insurance products issued by the company and/or its affiliates during a calendar year.

Supplemental commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of supplemental commissions which we will pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental commissions that we may pay is 43%.

Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under the Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the right blend of base coverage and Term Insurance Rider coverage for you.

In addition to these commissions, we may also pay other amounts to broker/dealers and/or their agents/registered representatives. These amounts may include:

  Marketing/distribution allowances based on the percentages of premium received and the aggregate commissions paid on certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans. These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives);
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsor payments or reimbursements for broker/dealers to use in sales contests for their agents/registered representatives. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of policies; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

FlexDesign® VUL 69

We pay commissions, other amounts and the costs of all other incentives or training programs from our resources which include the policy’s fees and charges.

The following list shows the top 25 selling firms that, during 2006 received the most, in the aggregate, from us in connection with the sale of all of our variable life insurance policies, ranked by total dollars received: [List to be updated by amendment.]

  ING Financial Partners, Inc.
  Linsco/Private Ledger Corp.
  Raymond James Financial Services, Inc.
  H. Beck, Inc.
  FFP Securities, Inc.
  Centaurus Financial, Inc.
  Securities America, Inc.
  Royal Alliance Associates, Inc.
  Wells Fargo Investments, LLC
  UBS Financial Services Inc.
  FSC Securities Corporation
  Associated Securities Corp.
  Securities Service Network, Inc.
  Cambridge Investment Research, Inc.
  Money Concepts Capital Corp.
  Financial Network Investment Corporation
  Commonwealth Financial Network
  NFP Securities, Inc.
  FSC Agency, Inc.
  Lincoln Financial Advisors Corporation
  Jefferson Pilot Securities Corporation
  Lincoln Investment Planning, Inc.
  AIG Financial Advisors Inc.
  First Allied Securities, Inc.
  InterSecurities, Inc.

Legal Proceedings [To be updated by amendment.]

We are not aware of any pending legal proceedings that involve the variable account as a party.

The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

FlexDesign® VUL 70

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse affect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

FlexDesign® VUL 71

				APPENDIX A
Definition of Life Insurance Factors
Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age	Factor
0-40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 - 90	1.05

Cash Value Accumulation Test Factors

The cash value accumulation test factors vary according to the age, gender and risk class of the insured person.

Generally, the cash value accumulation test requires that a policy's death benefit must be sufficient so that the policy value does not at any time exceed the net single premium required to fund the policy's future benefits. The net single premium for a policy is calculated using a 4.00% interest rate and the 1980 Commissioner's Standard Ordinary Mortality Table and will vary according to the age, gender and risk class of the insured person. The factors for the cash value accumulation test are then equal to 1 divided by the net single premium per dollar of paid up whole life insurance for the applicable age, gender and risk class.

A-1

APPENDIX B [To be updated by amendment.]

Funds Available Through the Variable Account

The following chart lists the funds that are currently available through the subaccounts of the variable account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund.

There is no assurance that the stated objectives and policies of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating premium to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

American Growth Fund (Class 2)	Investment Adviser:	Seeks growth of capital.
Capital Research and Management
Company

American Growth-Income Fund	Investment Adviser:	Seeks capital growth and income over
(Class 2)	Capital Research and Management	time.
Company

American International Fund	Investment Adviser:	Seeks growth of capital over time.
(Class 2)	Capital Research and Management
Company

Fidelity® VIP Contrafund®	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Initial Class)	Fidelity Management & Research
Company

Fidelity® VIP Equity-Income	Investment Adviser:	Seeks reasonable income.
Portfolio (Initial Class)	Fidelity Management & Research
Company

ING AllianceBernstein Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services, LLC
Subadviser:
Alliance Capital Management, L.P.

ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services, LLC
Subadviser:
BlackRock Investment Management,
LLC

ING Evergreen Health Sciences	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Class I)	Directed Services, LLC	long-term capital growth.
Subadviser:
Evergreen Investment Management
Company, LLC

ING Evergreen Omega Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services, LLC
Subadviser:
Evergreen Investment Management
Company, LLC

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services, LLC
Subadviser:
Fidelity Management & Research
Company

ING FMRSM Large Cap Growth	Investment Adviser:	Seeks growth of capital over the long
Portfolio (Class I)	Directed Services, LLC	term.
Subadviser:
Fidelity Management & Research
Company

ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services, LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.

ING JPMorgan Emerging	Investment Adviser:	Seeks capital appreciation.
Markets Equity Portfolio	Directed Services, LLC
(Class I)	Subadviser:
J.P. Morgan Investment Management,
Inc.

ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services, LLC	term.
Subadviser:
J.P. Morgan Investment Management,
Inc.

ING JPMorgan Value	Investment Adviser:	Seeks to provide long-term capital
Opportunities Portfolio (Class I)	Directed Services, LLC	appreciation.
Subadviser:
J. P. Morgan Investment Management,
Inc.

ING Julius Baer Foreign	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services, LLC
Subadviser:
Julius Baer Investment Management,
LLC

ING Legg Mason Value Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services, LLC	long-term growth of capital.
Subadviser:
Legg Mason Capital Management, Inc.

ING Lifestyle Aggressive	Investment Adviser:	Seeks growth of capital.
Growth Portfolio (Class I)	ING Investments, LLC
Subadviser:
Ibbotson Associates and ING
Investment Management Co.

ING Lifestyle Growth Portfolio	Investment Adviser:	Seeks growth of capital and some
(Class I)	ING Investments, LLC	current income.
Subadviser:
Ibbotson Associates and ING
Investment Management Co.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Lifestyle Moderate Growth	Investment Adviser:	Seeks growth of capital and a low to
Portfolio (Class I)	ING Investments, LLC	moderate level of current income.
Subadviser:
Ibbotson Associates and ING
Investment Management Co.

ING Lifestyle Moderate Portfolio	Investment Adviser:	Seeks growth of capital and current
(Class I)	ING Investments, LLC	income.
Subadviser:
Ibbotson Associates and ING
Investment Management Co.

ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services, LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.

ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
(Class I)	Directed Services, LLC	consistent with the preservation of
	Subadviser:	capital and liquidity. Invests in a
	ING Investment Management Co.	portfolio of high-quality, U.S. dollar
denominated short-term debt securities
that are determined by the subadviser to
present minimal credit risks.

ING MarketStyle Growth	Investment Adviser:	Seeks growth of capital and some
Portfolio (Class I)	ING Investments, LLC	current income.
Subadviser:
ING Investment Management Co.

ING MarketStyle Moderate	Investment Adviser:	Seeks growth of capital and low to
Growth Portfolio (Class I)	ING Investments, LLC	moderate level of current income.
Subadviser:
ING Investment Management Co.

ING MarketStyle Moderate	Investment Adviser:	Seeks growth of capital and current
Portfolio (Class I)	ING Investments, LLC	income.
Subadviser:
ING Investment Management Co.

ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services, LLC
Subadviser:
Marsico Capital Management, LLC

ING Marsico International	Investment Adviser:	Seeks long-term growth of capital.
Opportunities Portfolio (Class I)	Directed Services, LLC
Subadviser:
Marsico Capital Management, LLC

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services, LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.

ING MFS Utilities Portfolio (Class S)	Investment Adviser:	A non-diversified portfolio that seeks
	ING Investments, LLC	capital growth and current income.
Subadviser:
Massachusetts Financial Services
Company

ING Oppenheimer Main Street	Investment Adviser:	Seeks long-term growth of capital and
Portfolio ® (Class I)	Directed Services, LLC	future income.
Subadviser:
OppenheimerFunds, Inc.

ING Pioneer Fund Portfolio	Investment Adviser:	Seeks reasonable income and capital
(Class I)	Directed Services, LLC	growth.
Subadviser:
Pioneer Investment Management, Inc.

ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services, LLC
Subadviser:
Pioneer Investment Management, Inc.

ING Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services, LLC
Subadviser:
ING Investment Management Co.

ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services, LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.

ING T. Rowe Price Equity	Investment Adviser:	Seeks substantial dividend income as
Income Portfolio (Class I)	Directed Services, LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation	Investment Adviser:	Seeks to maximize total return over the
Portfolio (Class S)	Directed Services, LLC	long term by allocating its assets
	Subadviser:	among stocks, bonds, short-term
	UBS Global Asset Management	instruments and other investments.
(Americas) Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Van Kampen Growth and	Investment Adviser:	Seeks long-term growth of capital and
Income Portfolio (Class S)	Directed Services, LLC	income.
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Index Plus International	Investment Adviser:	Seeks to outperform the total return
Equity Portfolio (Class S)	ING Investments, LLC	performance of the Morgan Stanley
	Subadviser:	Capital International Europe
	ING Investment Management Co.	Australasia and Far East® Index
(“MSCI EAFE® Index”), while
maintaining a market level of risk.

ING Wells Fargo Small Cap	Investment Adviser:	Seeks long-term capital appreciation.
Disciplined Portfolio (Class I)	Directed Services, LLC
Subadviser:
Wells Capital Management, Inc.

ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
BAMCO, Inc.

ING Columbia Small Cap Value	Investment Adviser:	Seeks long-term growth of capital.
II Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
Columbia Management Advisors, LLC

ING JP Morgan Mid Cap Value	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Initial Class)	Directed Services, LLC	growth from capital appreciation.
Subadviser:
J.P. Morgan Investment Management,
Inc.

ING Lord Abbett U.S.	Investment Adviser:	Seeks high current income consistent
Government Securities Portfolio	Directed Services, LLC	with reasonable risk.
(Initial Class)	Subadviser:
Lord, Abbett & Co., LLC

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Partners Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
Neuberger Berman Management, Inc.

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Regency Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
Neuberger Berman Management, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Oppenheimer Global	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
OppenheimerFunds, Inc.

ING Oppenheimer Strategic	Investment Adviser:	Seeks a high level of current income
Income Portfolio (Service Class)	Directed Services, LLC	principally derived from interest on
	Subadviser:	debt securities.
OppenheimerFunds, Inc.

ING PIMCO Total Return Portfolio	Investment Adviser:	Seeks maximum total return, consistent
(Initial Class)	Directed Services, LLC	with capital preservation and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC

ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Initial Class)	Directed Services, LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.

ING Van Kampen Comstock	Investment Adviser:	Seeks growth and income.
Portfolio (Initial Class)	Directed Services, LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Equity and	Investment Adviser:	Seeks total return, consisting of long-
Income Portfolio (Initial Class)	Directed Services, LLC	term capital appreciation and current
	Subadviser:	income.
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Balanced Portfolio	Investment Adviser:	Seeks to maximize investment return,
(Class I)	ING Investments, LLC	consistent with reasonable safety of
	Subadviser:	principal, by investing in a diversified
	ING Investment Management Co.	portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Index Plus LargeCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500 Composite Index (S&P 500), while
	ING Investment Management Co.	maintaining a market level of risk.

ING VP Index Plus MidCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index (S&P 400) while
	ING Investment Management Co.	maintaining a market level of risk.

ING VP Index Plus SmallCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	Small Cap 600 Index (S&P 600) while
	ING Investment Management Co.	maintaining a market level of risk.

ING VP Intermediate Bond	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	consistent with reasonable risk, through
	Subadviser:	investment in a diversified portfolio
	ING Investment Management Co.	consisting primarily of debt securities.

ING VP High Yield Bond	Investment Adviser:	Seeks to provide investors with a high
Portfolio (Class I)	ING Investments, LLC	level of current income and total return.
Subadviser:
ING Investment Management Co.

ING VP Real Estate Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class S)	ING Investments, LLC	total return.
Subadviser:
Clarion Real Estate Securities L.P.

ING VP SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

Neuberger Berman AMT	Neuberger Berman, LLC	Seeks long-term growth of capital by
Socially Responsive Portfolio®		investing primarily in securities of
(Class I)		companies that meet the fund’s
financial criteria and social policy.

APPENDIX C

INFORMATION REGARDING CLOSED SUBACCOUNTS

Effective April 28, 2006, the subaccounts that invest in the following funds were closed to new investment:

  Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)
  ING BlackRock Large Cap Value Portfolio (Class I)1
  ING FMR Mid Cap Growth Portfolio (Class I)2
  ING International Growth Opportunities Portfolio (Class S)3
  ING Lord Abbett Affiliated Portfolio (Class I)
  ING Van Kampen Capital Growth Portfolio (Class I)4
  ING Van Kampen Real Estate Portfolio (Class I)
  ING American Century Large Company Value Portfolio (Initial Class)
  ING American Century Small-Mid Cap Value Portfolio (Initial Class)
  ING Fundamental Research Portfolio (Initial Class)
  ING Legg Mason Partners Aggressive Growth Portfolio (Initial Class)
  ING Strategic Allocation Conservative Portfolio (Class 1)
  ING Strategic Allocation Growth Portfolio (Class I)
  ING Strategic Allocation Moderate Portfolio (Class I)
  ING VP International Value Portfolio (Class I)
  ING VP MidCap Opportunities Portfolio (Class I)
  ING VP Value Opportunity Portfolio (Class I)

Effective April 30, 2007, the subaccount that invests in the following fund was closed to new investment.

· ING MarketPro Portfolio (Class I)

Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to one of these funds, premium received that would have been allocated to a subaccount corresponding to one of these funds will be allocated on a pro rata basis among all the other available subaccounts in which your policy value is allocated. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. Your failure to provide us with alternative allocation instructions and our return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 53.

1 Prior to November 6, 2006, this fund was known as the ING Mercury Large Cap Value Portfolio. 2 Prior to August 7, 2006, this fund was known as the ING MFS Mid Cap Growth Portfolio.

3 Prior to April 30, 2007, this fund was known as the ING International Portfolio.

4 Prior to April 30, 2007, this fund was known as the ING Van Kampen Equity Growth Portfolio.

C-1

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory-Basis Financial Statements of ReliaStar Life Insurance Company	C1

  A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 25.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

Customer Service Center P.O. Box 5011 2000 21st Avenue NW Minot, North Dakota 58703 1-877-886-5050 www.ingservicecenter.com

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (http://www.sec.gov) or at the SEC's Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC's Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-105319.

1940 Act File No. 811-04208 1933 Act file No. 333-69431

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SELECT*LIFE VARIABLE ACCOUNT OF

RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated April 30, 2007.

FLEXDESIGN® VUL

Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current ING FlexDesign® VUL prospectus dated April 30, 2007. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Select*Life Variable Account.

A free prospectus is available upon request by contacting the ReliaStar Life Insurance Company's customer service center at P.O. Box 5011, 2000 21st Avenue NW, Minot, North Dakota 58703, by calling 1-877-886-5050 or by accessing the SEC's website at http://www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory-Basis Financial Statements of ReliaStar Life Insurance Company	C1

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our home office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See Fund Fees and Expenses, page 27, in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the subaccounts of the variable account and the funds available for investment through the subaccounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY'S PREMIUM EXPENSE, COST OF INSURANCE, ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

2

Performance history of the subaccounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the fund has been in existence for these periods) and since the inception date of the fund (if the fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a subaccount commenced operation. We will calculate such performance information based on the assumption that the subaccounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the subaccounts. Performance information will be specific to the class of fund shares offered through the policy, however, for periods prior to the date a class of fund shares commenced operations, performance information may be based on a different class of shares of the same fund. In this case, performance for the periods prior to the date a class of fund shares commenced operations will be adjusted by the fund fees and expenses associated with the class of fund shares offered through the policy.

We may compare performance of the subaccounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each subaccount in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the subaccounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our customer service center at P.O. Box 5011, 2000 21st Avenue NY, Minot, ND 58703 or by calling 1-877-886-5050.

3

EXPERTS [To be updated by amendment.]

The statements of assets and liabilities of the ReliaStar Select*Life Variable Account as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the statutory-basis financial statements of ReliaStar Life Insurance Company as of December 31, 2006 and 2005, and for the years then ended, appearing in this Statement of Additional Information, have been audited by “
________________________
” independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS [To be updated by amendment.]

The financial statements of the variable account reflect the operations of the variable account as of and for the year ended December 31, 2006, and have been audited by “
______________________
”, independent registered public accounting firm.

The statutory-basis financial statements of the company as of December 31, 2006 and 2005, and for the years then ended have been audited by “
__________________________
”, independent registered public accounting firm. The financial statements of the company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory-basis financial statements of the company as of December 31, 2006 and 2005, and for the years then ended have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Minnesota Division of Insurance.

The	primary	business	address	of	“ ____________________	is
__________________________________ ”.

“[Financial Statements will be added by amendment.]”

4

333-69431

April 2007

PART C OTHER INFORMATION

Item 26

Exhibits

(a)	Resolutions of Board of Directors of Northwestern National Life Insurance Company ("NWNL") establishing the Select*Life Variable Account. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(b)	Not Applicable.

(c)	(1) Distribution Services Agreement dated as of March 7, 2002, by and between ING Financial

Advisers, LLC and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form S-6, 33-57244, as filed on April 14, 2006.)

(2)	Amendment dated as of March 27, 2003, to Distribution Services Agreement dated March 7, 2002, between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration on Form N- 6, File No. 333-92000, as filed on April 17, 2003.)

(3)	Amendment dated as of November 1, 2004, to Distribution Services Agreement dated March 7, 2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form S-6, 33-57244, as filed on April 14, 2006.)

(4)	Amendment dated as of August 31, 2005, to Distribution Services Agreement dated March 7, 2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form S-6, 33-57244, as filed on April 14, 2006.)

(5)	Amendment dated as of December 7, 2005, to Distribution Services Agreement dated March 7, 2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form S-6, 33-57244, as filed on April 14, 2006.)

(6)	Amendment dated as of April 28, 2006, to Distribution Services Agreement dated March 7, 2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form S-6, 33-57244, as filed on April 14, 2006.)

(7)	ReliaStar Life Insurance Company Distribution Agreement between ReliaStar Life Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on July 17, 2003.)

(8)	Specimen Selling Agreements. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(9)	Specimen ING America Equities, Inc. Selling Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)

(10)	Schedules for Sales Commissions. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)

(d)	(1)	Form of Policy. (Incorporated herein by reference to Initial Registration on Form S-6, File No.
333-69431, as filed on December 22, 1998.)
	(2)	Accelerated Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-69431, as filed on December 22, 1998.)
	(3)	Children's Insurance Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-69431, as filed on December 22, 1998.)
	(4)	Additional Insured Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-92000, as filed on July 3, 2002.)
	(5)	Insured's Cost of Living Rider. (Incorporated herein by reference to Initial Registration on Form
S-6, File No. 333-69431, as filed on December 22, 1998.)
	(6)	Waiver of Monthly Deduction Rider (Incorporated herein by reference to Initial Registration on
Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(7)	Accidental Death Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(8)	Waiver of Specified Premium Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(9)	Term Insurance Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(10)	Extended Death Benefit Guarantee Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(11)	Policy Illustration. (Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)

(e)	(1)	Revised Policy Application Form. (Incorporated herein by reference to Initial Registration on
Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(2)	Supplement to Life Insurance Application. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form N-6, File No. 333-92000, as filed on April
17, 2003.)
(f)	(1)	Amended Articles of Incorporation of ReliaStar Life. (Incorporated herein by reference to Initial
Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(2)	Amended By-Laws of ReliaStar Life. (Incorporated herein by reference to Initial Registration
Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
(g)	Not Applicable.
(h)	(1)	(a) Participation Agreement dated as of March 27, 2000, by and among ReliaStar Life
Insurance Company, AIM Variable Insurance Products Fund, Inc., A I M Distributors,
Inc. and WSSI. (Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)
(b) Form of Amendment No. 1 to Participation Agreement by and among ReliaStar Life
Insurance Company, AIM Variable Insurance Products Fund, Inc., AIM Distributors, Inc.
and WSSI. (Incorporated herein by reference to Initial Registration on Form S-6, File No.
333-47094, as filed on September 29, 2000.)
(c) Amendment No. 2 to Participation Agreement by and among ReliaStar Life Insurance
Company, on behalf of itself and its separate accounts, AIM Variable Insurance Funds,
Inc., A I M Distributors, Inc. and ING America Equities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6,
File No. 33-57244, as filed on February 9, 2004.)
(d) Administrative Services Agreement dated as of March 27, 2000, by and between ReliaStar
Life Insurance Company, Northern Life Insurance Company, ReliaStar Life Insurance
Company of New York and A I M Advisers, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No.333-
105319, as filed on November 24, 2003.)
	(2)	(a) Participation Agreement dated as of August 8, 1997 by and between ReliaStar Life
Insurance Company, The Alger American Fund and Fred Alger and Company, Inc.
(Incorporated by reference to Post-Effective Amendment No. 21 on form S-6, File No. 2-
95392, as filed on August 4, 1997.)
(b) Amendment dated as of March 28, 2000, to Participation Agreement by and among
ReliaStar Life Insurance Company, The Alger American Fund and Fred Alger
Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement on Form S-6, File No. 33-57244, as filed on March 31, 2000.)
(c) Amendment dated as of October 11, 2000, to the Participation Agreement by and between
ReliaStar Life Insurance Company, The Alger American Fund and Fred Alger
Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)
(d) Amendment dated as of September 29, 2003, to Participation Agreement by and among
The Alger American Fund, Fred Alger Management, Inc. and ReliaStar Life Insurance
Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)

(e)	Service Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(3)	(a)	Fund Participation Agreement among Golden American Life Insurance Company,
ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York,
Security Life of Denver Insurance Company, Southland Life Insurance Company, ING
Life Insurance and Annuity Company, ING Insurance Company of America, American
Funds Insurance Series and Capital Research and Management Company. (Incorporated
herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form
N-6, File Number 333-105319, as filed on July 17, 2003.)
	(b)	Business Agreement by and among Golden American Life Insurance Company, ReliaStar
Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life
of Denver Insurance Company, Southland Life Insurance Company, ING Life Insurance
and Annuity Company, ING Insurance Company of America, ING America Equities, Inc.,
Directed Services, Inc., American Funds Distributors, Inc. and Capital Research and
Management Company. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on July
17, 2003.)
(4)	(a)	Participation Agreement dated as of March 16, 1988, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company),
Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and
Amendments Nos. 1-8. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(b)	Amendment dated as of July 24, 1997, to Participation Agreement by and among
ReliaStar Life Insurance Company, Fidelity's Variable Insurance Products Fund and
Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective
Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(c)	Amendment No. 10 to Participation Agreement by and among ReliaStar Life Insurance
Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File
No. 333-105319, as filed on November 24, 2003.)
	(d)	Amendment No. 11 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File
No. 333-105319, as filed on November 24, 2003.)
	(e)	Amendment No. 12 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File
No. 333-105319, as filed on November 24, 2003.)
	(f)	Amendment No. 13 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration
Statement on Form N-6, File No. 333-105319, as filed on April 15, 2004.)
	(g)	Participation Agreement dated as of January 1, 1991, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company),
Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and
Amendments Nos. 1-7. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(h)	Amendment dated as of July 24, 1997, to Participation Agreement by and among
ReliaStar Life Insurance Company, Fidelity's Variable Insurance Products Fund II and
Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective
Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(i)	Amendment No. 9 to Participation Agreement with Fidelity's Variable Insurance Products
Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-
Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November
24, 2003.)

(j)	Amendment No. 10 to Participation Agreement by and among the ReliaStar Life Insurance Company, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(k)	Amendment No. 11 to Participation Agreement by and among the ReliaStar Life Insurance Company, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(l)	Amendment No. 12 to Participation Agreement by and among ReliaStar Life Insurance Company, Fidelity Variable Products Fund II and Fidelity Distributors Corporation.

(Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6, File No. 333-105319, as filed on April 15, 2004.)

(m)	Service Agreement dated as of January 1, 1997, by and between ReliaStar Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File No. 333- 105319, as filed on November 24, 2003.)

(n)	Amendment effective as of April 1, 1999, to Service Agreement by and between ReliaStar Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.

(Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(o)	Service Contract dated April 25, 1997, by and between Fidelity Distributors Corporation and Washington Square Securities, Inc. (Incorporated herein by reference to Post- Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(p)	Amendment dated April 1, 1999, to Service Contract by and between Fidelity Distributors Corporation and Washington Square Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(5)	(a)	Participation Agreement dated as of May 1, 2002, by and between ReliaStar Life
Insurance Company, ING VP Bond Portfolio and ING Funds Distributor, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form S-6, 333-47094, as filed on September 17, 2002.)
	(b)	Amendment effective as of July 15, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING VP Bond Portfolio and ING Funds Distributor,
LLC. (Incorporated herein by reference to Post-Effective Amendment No. 4 to
Registration Statement on Form N-6, File No. 33-57244, as filed on February 9, 2004.)
(6)	(a)	Participation Agreement among the GCG Trust and ReliaStar Life Insurance Company and Directed Services, Inc. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on July
17, 2003.)
(7)	(a)	Participation Agreement dated as of December 6, 2001, by and among Portfolio Partners,
Inc., Aetna Life Insurance and Annuity Company, Aetna Investment Services, LLC and
ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form S-6, 333-69431, as filed on April
24, 2002.)
	(b)	Amendment dated as of March 26, 2002, to Participation Agreement by and among
Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002), Aetna
Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity
Company effective May 1, 2002), Aetna Investment Services, LLC (to be renamed ING
Financial Adviser, LLC effective May 1, 2002) and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form S-6, 333-69431, as filed on April 24, 2002.)

(c)	Amendment dated as of October 1, 2002, to Participation Agreement dated as of December 6, 2001 among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance and Annuity Company.

(Incorporated herein by reference to Post Effective Amendment No. 1 to Registration Statement on Form N-4, 333-100207, for Separate Account N of ReliaStar Life Insurance Company, as filed on October 24, 2002.)

(d)	Amendment dated as of May 1, 2003, to Participation Agreement dated as of December 6, 2001 by and between ING Partners, Inc., ING Life Insurance and Annuity Company, ING

Financial Advisers, LLC and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, 333-92000, as filed on April 17, 2003.)

(e)	Form of Amendment dated as of April 28, 2006, to Participation Agreement dated as of December 6, 2001, by and between ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company.

(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6, 33-57244, as filed on April 14, 2006).

(f)	Service Agreement effective as of December 6, 2001, by and between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, 333-92000, as filed on January 30, 2003.)

(g)	Shareholder Servicing Agreement dated as of December 6, 2001, by and between ReliaStar Life Insurance Company and Portfolio Partners, Inc. in respect of the Service Class Shares of its Portfolios. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(h)	Amendment dated as of March 26, 2002, to the Shareholder Servicing Agreement by and between ReliaStar Life Insurance Company and Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002) in respect of the Service Class Shares of its Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(i)	Amendment dated as of May 1, 2003, to Shareholder Servicing Agreement (Service Shares) dated as of December 6, 2001 by and between ING Partners, Inc. and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, 333-92000, as filed on April 17, 2003.)

(j)	Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement (Adviser Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company.

(k)	Amendment dated as of November 1, 2004, to Shareholder Servicing Agreement (Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company.

(l)	Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement (Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company.

(8)	(a)	Participation Agreement dated as of May 1, 2001, between ReliaStar Life Insurance
Company, ING Variable Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form S-6, 333-47094, as filed on September 17, 2002.)
	(b)	Amendment effective as of October 1, 2002, to Participation Agreement between
ReliaStar Life Insurance Company, ING Variable Portfolios Inc. and ING Funds
Distributor, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to
Registration Statement on Form N-6, 333-92000, as filed on January 30, 2003.)
	(c)	Amendment effective as of July 15, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING Variable Portfolios, Inc. and ING Funds
Distributor, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6, File No. 33-57244, as filed on February 9, 2004.)

(9)	(a)	Participation Agreement dated May 1, 2001, by and among ReliaStar Life Insurance
Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(b)	Amendment dated as of August 30, 2002, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING Variable Products Trust and ING Funds
Distributor, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 14 to
Registration Statement on Form N-6, File No. 33-69892, as filed on October 11, 2002.)
	(c)	Form of Amendment to Participation Agreement by and among ReliaStar Life Insurance
Company, ING Variable Products Trust and ING Funds Distributor, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 4 to Registration Statement on
Form N-6, File No. 33-57244, as filed on February 9, 2004.)
	(d)	Form of Amendment to Participation Agreement by and among ReliaStar Life Insurance
Company, ING Variable Products Trust and ING Funds Distributor, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 6 to Registration Statement on form
N-6, File No. 333-69431, as filed on November 28, 2005.)
	(e)	Administrative and Shareholder Services Agreement dated as of May 1, 2001, by and between ING Pilgrim Group, LLC and ReliaStar Life Insurance Company. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form S-6, 333-69431, as filed on April 24, 2002.)
	(f)	Amendment to Administrative and Shareholder Service Agreement dated as of August 30,
2002, by and between ING Funds Services, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration
Statement on Form N-6, 333-92000, as filed on January 30, 2003.)
(10)	(a)	Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life
Insurance Company and Janus Aspen Series. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-
105319, as filed on November 24, 2003.)
	(b)	Amendment to Participation Agreement by and between ReliaStar Life Insurance
Company and Janus Aspen Series. (Incorporated herein by reference to Post-Effective
Amendment No. 1 to Registration Statement on Form S-6, File No. 69431, as filed on
April 14, 2000.)
	(c)	Letter Agreement dated August 8, 1997, by and between ReliaStar Life Insurance
Company and Janus Capital Corporation. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-
105319, as filed on November 24, 2003.)
	(d)	Amendment, effective July 1, 2002, to Letter Agreement dated August 8, 1997 between
ReliaStar Life Insurance Company and Janus Capital Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6,
333-69431, as filed on April 24, 2002.)
(11)	(a)	Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life
Insurance Company, Neuberger&Berman Advisers Management Trust and
Neuberger&Berman Management Incorporated. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-
105319, as filed on November 24, 2003.)
	(b)	Amendment No. 1 dated as of February 1, 1999, to Participation Agreement by and
among ReliaStar Life Insurance Company, Neuberger Berman Advisers Management
Trust, Advisers Managers Trust and Neuberger Berman Management Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(c)	Addendum dated as of May 1, 2000, to Participation Agreement by and among ReliaStar
Life Insurance Company, Neuberger Berman Advisers Management Trust, Advisers
Managers Trust and Neuberger Berman Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6,
File No. 333-105319, as filed on November 24, 2003.)

	(d)	Amendment dated as of April 1, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, Neuberger Berman Advisers Management Trust and
Neuberger Berman Management Inc. (Incorporated herein by reference to Post-Effective
Amendment No. 17 to Registration Statement on Form N-6, File No. 33-57244, as filed on December 12, 2003.)
	(e)	Letter Agreement dated as of July 28, 1997, by and between ReliaStar Life Insurance
Company and Neuberger Berman Management Incorporated. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6,
File No. 2-95392, as filed on August 4, 1997.)
	(f)	Amendment dated as of April 1, 2003, to the Administrative Services Agreement by and
between ReliaStar Life Insurance Company and Neuberger Berman Management Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 17 to Registration
Statement on Form N-6, File No. 33-57244, as filed on December 12, 2003.)
(12)	(a)	Participation Agreement by and between ReliaStar Life Insurance Company, OCC
Accumulation Trust and OCC Distributors, dated August 8, 1997. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6,
File No. 2-95392, as filed on August 4, 1997.)
	(b)	Letter Agreement dated August 8, 1997, by and between ReliaStar Life Insurance
Company and OpCap Advisors. (Incorporated herein by reference to Post-Effective
Amendment No. 21 to Registration Statement on Form S-6, File No. 2-95392, as filed on
August 4, 1997.)
(13)	(a)	Participation Agreement dated as of April 30, 2002, by and among Pioneer Variable
Contracts Trust, ReliaStar Life Insurance Company, Pioneer Investment Management,
Inc. and Pioneer Funds Distributor, Inc. (Incorporated herein by reference to Initial
Registration Statement on Form S-6, 333-92000, as filed on July 3, 2002.)
(14)	(a)	Participation Agreement dated as of January 14, 1994, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company), Putnam
Capital Manager Trust and Putnam Mutual Funds Corp. and Amendments Nos. 1-2.
(Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File
No. 333-18517, as filed on December 23, 1996.)
	(b)	Amendment No. 3 to Participation Agreement by and among Northwestern National Life
Insurance Company (renamed ReliaStar Life Insurance Company), Putnam Capital
Manager Trust and Putnam Mutual Funds Corp. (Incorporated herein by reference to
Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)
	(c)	Amendment No. 4 to Participation Agreement by and among ReliaStar Life Insurance
Company, Putnam Variable Trust and Putnam Mutual Funds Corp. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6,
File No. 333-105319, as filed on November 24, 2003.)
	(d)	Amendment No. 5 to Participation Agreement by and among ReliaStar Life Insurance
Company, Putnam Variable Trust and Putnam Retail Management, L.P. (Incorporated
herein by reference to Post-Effective Amendment No. 4 to Registration Statement on
Form N-6, File No. 333-105319, as filed on April 15, 2004.)

(i)	Not Applicable.

(j)	Not Applicable

(k)	Opinion and Consent of Counsel. [To be added by amendment.]

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm. [To be added by amendment.]

(o)	All financial statements are included in the Statement of Additional Information, as indicated therein.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Powers of Attorney.

Item 27 Directors and Officers of the Depositor

Name and Principal Business Address

Donald W. Britton, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Robert W. Crispin, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Thomas J. McInerney, 151 Farmington Avenue, Hartford, CT 06156 Kathleen A. Murphy, 151 Farmington Avenue, Hartford, CT 06156 Catherine H. Smith, 151 Farmington Avenue, Hartford, CT 06156 David A. Wheat, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Boyd G. Combs, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 James R. Gelder, 20 Washington Avenue South, Minneapolis, MN 55401 David S. Pendergrass, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Steven T. Pierson, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Stephen J. Preston, 1475 Dunwoody Drive, West Chester, PA 19380 Harry N. Stout, 1475 Dunwoody Drive, West Chester, PA 19380 Carol S. Stern, 601 13th Street NW, Suite 550 N, Washington DC 20005 Craig A. Krogstad, 111 Washington Avenue S, Minneapolis, MN 55401 Kimberly M. Curley, 1290 Broadway, Denver, CO

80203

Pamela S. Anson, 2001 21st Avenue NW, Minot, ND 58703 Chad M. Eslinger, 2001 21st Avenue NW, Minot, ND

58703

Deborah C. Hancock, 1290 Broadway, Denver, CO 80203 Laurie M. Tillinghast, 151 Farmington Avenue, Hartford, CT 06156 Joy M. Benner, 20 Washington Avenue South, Minneapolis, MN 55401

Positions and Offices with Depositor

President

Director, Senior Vice President, Investments

Director and Chairman

Director

Director and Senior Vice President

Director, Executive Vice President and Chief Financial Officer Senior Vice President, Tax

Senior Vice President

Senior Vice President and Treasurer

Senior Vice President and Chief Accounting Officer

Senior Vice President Senior Vice President

Vice President and Chief Compliance Officer

Vice President and Actuary

Vice President and Illustration Actuary

Vice President Vice President Vice President Vice President Secretary

Item 28 Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 4 to Registration Statement on Form N-6 for Security Life Separate Account L1 of Security Life of Denver Life Insurance Company (File No. 33-117329), as filed with the Securities and Exchange Commission on February 27, 2007.

Item 29

Indemnification

Under its Bylaws, Section 5.01, ReliaStar Life Insurance Company ("ReliaStar Life") indemnifies, to the full extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors and administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of ReliaStar Life, or is or was serving at the request of ReliaStar Life as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ReliaStar Life pursuant to such provisions of the bylaws or statutes or otherwise, ReliaStar Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ReliaStar Life of expenses incurred or paid by a director or officer or controlling person of ReliaStar Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of ReliaStar Life in connection with the securities being registered, ReliaStar Life may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit the question of whether or not such indemnification by it is against public policy as expressed in the Act to a committee comprised of directors who are not parties to the proceeding before referring it to a court of appropriate jurisdiction and will be governed by the final adjudication of such issue. If ReliaStar Life indemnifies or advances expenses in connection with a claim, the Laws of the State of Minnesota require ReliaStar Life to disclose, in writing to its shareholders, the amount of the indemnification or advance and to whom and on whose behalf it was paid.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Minnesota, ING America Insurance Holdings, Inc. maintains a Professional Liability umbrella insurance policy issued by an international insurer. The policy covers ING America Insurance Holdings, Inc. and any company in which ING America Insurance Holdings, Inc. has a controlling interest of 50% or more. This would encompass the principal underwriter as well as the depositor. Additionally, the parent company of ING America Insurance Holdings, Inc., ING Groep N.V., maintains excess umbrella coverage with limits in excess of $125,000,000. The policy provides for the following types of coverage: errors and omissions /professional liability, directors and officers, employment practices, fiduciary and fidelity.

Additionally, Section XVIII of the ReliaStar Life Insurance Company Distribution Agreement with ING America Equities, Inc. (INGAE) generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by INGAE) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies. Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 30

Principal Underwriters

(a)	Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company.

(b)	Management of ING America Equities, Inc.

Name and Principal Business Address Nathan E. Eshelman, 1290 Broadway, Denver, CO 80203 Pamela S. Anson, 2001 21st Avenue NW, Minot, ND 58703

Positions and Offices with Underwriter Director, President and Chief Executive Officer Director and Vice President

Daniel P. Mulheran, Sr., 20 Washington Avenue South, Minneapolis, MN 55401 Anita F. Woods, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Beth G. Shanker, 1290 Broadway, Denver, CO 80203 Dawn M. Peck, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 David S. Pendergrass, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Laurie J. Rasanen, 2001 21st Avenue NW, Minot, ND

58703

Deborah C. Hancock, 1290 Broadway, Denver, CO 80203 Glenn Black, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Terry Owens, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 James Taylor, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Joy M. Benner, 20 Washington Avenue South, Minneapolis, MN 55401 Diana R. Cavender, 20 Washington Avenue South, Minneapolis, MN 55401 Randall K. Price, 20 Washington Avenue South, Minneapolis, MN 55401 Edwina P. J. Steffer, 20 Washington Avenue South, Minneapolis, MN 55401 Susan M. Vega, 20 Washington Avenue South, Minneapolis, MN 55401

Director

Chief Financial Officer

Chief Compliance Officer

Vice President, Assistant Treasurer and Assistant Secretary Vice President and Treasurer

Vice President Assistant Vice President

Tax Officer Tax Officer Tax Officer Secretary Assistant Secretary Assistant Secretary Assistant Secretary Assistant Secretary

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
	2006 Net	Compensation on
	Underwriting	Events Occasioning
Name of Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation*

ING America	$0	$0	To be added by	$23,918,675
Equities, Inc.			amendment.

*	Compensation shown in column 5 includes: Marketing allowances.

Item 31	Location of Accounts and Records

Accounts and records are maintained by ReliaStar Life Insurance Company at 20 Washington Ave South, Minneapolis, MN 55401 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

Item 32

Management Services

None.

Item 33

Fee Representations

ReliaStar Life Insurance Company represents that the fees and charges deducted under the variable life insurance policy described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by ReliaStar Life Insurance Company under the policies. ReliaStar Life Insurance Company bases this representation on its assessment of such factors such as the nature and extent of such services, expenses and risks, the need for the ReliaStar Life Insurance Company to earn a profit and the range of such fees and charges within the insurance industry.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Select*Life Variable Account, has duly caused this Post-Effective Amendment No. 11 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 1st day of March, 2007.

SELECT*LIFE VARIABLE ACCOUNT (Registrant)

By: RELIASTAR LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Donald W. Britton*
Donald W. Britton
President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title	Date

/s/ Donald W. Britton*	President

Donald W. Britton	(principal executive officer)

/s/ Thomas J. McInerney*	Director and Chairman

Thomas J. McInerney

/s/ Kathleen A. Murphy*	Director

Kathleen A. Murphy
March
/s/ Catherine H. Smith*	Director	1, 2007

Catherine H. Smith

/s/ Robert W. Crispin*	Director and Senior Vice President

Robert W. Crispin

/s/ David A. Wheat*	Director, Executive Vice President and Chief Financial

David A. Wheat	Officer (principal financial officer)

/s/ Steven T. Pierson*	Senior Vice President and Chief Accounting Officer

Steven Pierson	(principal accounting officer)

By: /s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact

SELECT*LIFE VARIABLE ACCOUNT
EXHIBIT INDEX

Exhibit No.	Exhibit

26(h)(7)(j)	Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement
(Adviser Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and
ReliaStar Life Insurance Company.

26(h)(7)(k)	Amendment dated as of November 1, 2004, to Servicing
Agreement (Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company

26(h)(7)(l)	Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement
(Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and
ReliaStar Life Insurance Company.

26(k)	Opinion and Consent of Counsel	*

26(n)	Consent of Independent Registered Public Accounting Firm	*

* To be added by amendment.